                                                               File No. 2-98265
                                                                       811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                       POST-EFFECTIVE AMENDMENT NO. 17 TO

                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                    --------

Exact name of trust:    OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:      OHIO NATIONAL LIFE ASSURANCE CORPORATION

Complete address of depositor's principal executive offices:

                        One Financial Way
                        Cincinnati, Ohio 45242

Name and complete address of agent for service:

                        Ronald L. Benedict, Esq.
                        Ohio National Life Assurance Corporation
                        P.O. Box 237
                        Cincinnati, Ohio 45201

Notice to:              W. Randolph Thompson, Esq.
                        Of Counsel
                        Jones & Blouch L.L.P.
                        Suite 405 West
                        1025 Thomas Jefferson Street, N.W.
                        Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box):


            immediately upon filing pursuant to paragraph (b) of Rule 485
        ---
         X  on May 1, 1999, pursuant to paragraph (b) of Rule 485
        ---
            60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ---
            on (date) pursuant to paragraph (a)(1) of Rule 485
        ---


If appropriate, check the following box:
        --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST II"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS

                                  VARI-VEST II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                     OHIO NATIONAL LIFE VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (513) 794-6100

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of ours. We are Ohio National Life Assurance Corporation, a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

The contract has a minimum stated amount of $100,000 and a sales charge which is deducted in part from premium payments and in part from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first ten contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 70. In addition, we offer contracts which provide for a reduction of sales load for certain existing policyholders of us and Ohio National Life.

The contract is "flexible" because, subject to certain restrictions, it permits you to:

- adjust the timing and amount of your premium payments,

- direct net premiums to one or more of the subaccounts of the variable account or to the general account,

- choose from two death benefit plans, and

- increase or decrease the level of death benefits under such plans.

The contract is "variable" because the value of the contract will change with the performance of the investments selected. The flexible and variable features of the contract give you the opportunity to meet your changing life insurance needs and to adjust to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 95. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, we insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.

When you purchase a contract, you will be required to pay an initial premium. During the first two contract years you must pay minimum premiums to keep the contract in force. Thereafter, you must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.

                                  MAY 1, 1999

The contract affords you substantial flexibility with your premium payments. You may adopt a planned premium schedule that indicates the level of your intended payments. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. You will find the minimum, guideline and planned premiums on the specification page of your contract. After the first two contract years, if you do not pay premiums, at least as great as the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force only as long as the cash surrender value (less any contract indebtedness) will pay the next monthly deduction for contract charges.



You may allocate your premiums among the investment accounts we offer. Each of the variable subaccounts invests in a corresponding Fund. The available Funds are listed below. The Fund portfolios are described in the accompanying Fund prospectuses. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.


                                AVAILABLE FUNDS



           OHIO NATIONAL FUND, INC.                            ADVISER/SUBADVISER
Equity Portfolio                                 Ohio National Investments, Inc.
Money Market Portfolio                           Ohio National Investments, Inc.
Bond Portfolio                                   Ohio National Investments, Inc.
Omni Portfolio (a flexible portfolio fund)       Ohio National Investments, Inc.
International Portfolio                          Federated Global Investment Management Corp.
International Small Company Portfolio            Federated Global Investment Management Corp.
Capital Appreciation Portfolio                   T. Rowe Price Associates, Inc.
Small Cap Portfolio                              Founders Asset Management LLC
Aggressive Growth Portfolio                      Strong Capital Management, Inc.
Core Growth Portfolio                            Pilgrim Baxter & Associates, Ltd.
Growth & Income Portfolio                        Robertson Stephens Investment Management, L.P.
S&P 500 Index Portfolio                          Ohio National Investments, Inc.
Social Awareness Portfolio                       Ohio National Investments, Inc.
JANUS ASPEN SERIES
Growth Portfolio                                 Janus Capital Corporation
Worldwide Growth Portfolio                       Janus Capital Corporation
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund             Goldman Sachs Asset Management

                               TABLE OF CONTENTS


Definitions.................................................      5
Introduction................................................      7
Assumptions And Scope Of Prospectus.........................      7
Summary.....................................................      8
Ohio National Financial Services Group......................     12
  Ohio National Life Assurance Corporation..................     12
  The Ohio National Life Insurance Company ("Ohio National
    Life")..................................................     12
  Ohio National Variable Account R (the "variable
    account")...............................................     12
  Ohio National Fund, Inc. ("O.N. Fund")....................     12
  The Funds.................................................     12
Death Benefits..............................................     14
  Plan A -- Level Benefit...................................     15
  Plan B -- Variable Benefit................................     16
  Change in Death Benefit Plan..............................     16
  Death Benefit Guarantee...................................     17
  Changes in Stated Amount..................................     17
Accumulation Value..........................................     18
  Determination of Variable Account Accumulation Values.....     18
  Accumulation Unit Values..................................     19
  Net Investment Factor.....................................     19
  Loans.....................................................     19
  Surrender Privileges......................................     20
  Maturity..................................................     21
Premiums....................................................     21
  Purchasing a Contract.....................................     21
  Payment of Premiums.......................................     22
  Initial Premiums..........................................     22
  Term Insurance Conversion Credit..........................     22
  Minimum Premiums..........................................     22
  Planned Premiums..........................................     23
  Allocation of Premiums....................................     23
  Transfers.................................................     23
  Dollar Cost Averaging.....................................     24
  TeleAccess................................................     24
  Lapse.....................................................     25
  Reinstatement.............................................     25
  Conversion................................................     25
  Free Look.................................................     25
  Refund Right..............................................     26

Charges And Deductions......................................     27
  Premium Expense Charge....................................     27
  Ohio National Life Employee Discount......................     27
  Monthly Deduction.........................................     28
  Risk Charge...............................................     28
  Surrender Charge..........................................     28
  Service Charges...........................................     30
  Other Charges.............................................     30
General Provisions..........................................     31
  Voting Rights.............................................     31
  Additions, Deletions or Substitutions of Investments......     32
  Annual Report.............................................     32
  Limitation on Right to Contest............................     32
  Misstatements.............................................     32
  Suicide...................................................     33
  Beneficiaries.............................................     33
  Postponement of Payments..................................     33
  Assignment................................................     33
  Non-Participating Contract................................     34
The General Account.........................................     34
  General Description.......................................     34
  Accumulation Value........................................     34
  Optional Insurance Benefits...............................     34
  Settlement Options........................................     35
Distribution Of The Contract................................     35
Management Of The Company...................................     36
Custodian...................................................     36
State Regulation Of The Company.............................     37
Federal Tax Matters.........................................     37
  Contract Proceeds.........................................     37
  Correction of Modified Endowment Contract.................     38
  Right to Charge for Company Taxes.........................     38
Employee Benefit Plans......................................     38
Legal Proceedings...........................................     38
Legal Matters...............................................     38
Experts.....................................................     39
Registration Statement......................................     39
Financial Statements........................................     39
  The Year 2000 Issue.......................................     39



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                                  DEFINITIONS


Accumulation Value -- the sum of the contract's values in the subaccounts, the general account and the loan collateral account.


Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent contract year.

Beneficiary -- the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value -- the accumulation value less any applicable surrender charges.


Code -- the Internal Revenue Code of 1986, as amended, and all related regulations.


Commission -- the Securities and Exchange Commission.

Contract -- the Vari-Vest II flexible premium variable life insurance contract.

Contract Date -- the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month -- each contract month starts on the same date in each calendar month as the contract date.

Contract Year -- each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness -- the total of any unpaid contract loans.

Contractowner -- the person so designated on the specification page of the contract.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the contract as a "life insurance contract". The minimum death benefit equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the contract will never lapse if you have met the minimum premium requirement.


General Account -- our assets other than those allocated to separate accounts.


Guideline Annual Premium -- the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.


Initial Premium -- an amount you must pay to begin contract coverage. It must be at least equal to one monthly minimum premium.


Insured -- the person upon whose life the contract is issued.

Issue Date -- the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts for which the contract date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.

Loan Value -- the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you may borrow at any time.

Maturity Date -- unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 95th birthday.

Minimum Premium -- the monthly premium set forth on the contract specification page necessary to keep the contract in force during the first two contract years and to maintain the death benefit guarantee thereafter. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.


Premium Expense Charge -- an amount deducted from gross premiums consisting of a sales load and the state premium tax and other state and local taxes applicable to your contract.


Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.


Settlement Options -- methods of paying the proceeds other than in a lump sum.


Stated Amount -- the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.


Subaccount -- a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of one of the Funds.


Surrender Charge -- a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for ten years, and a contingent deferred insurance underwriting charge applicable for seven years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.


Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.


Valuation Period -- the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

Variable Account -- Ohio National Variable Account R.

                                  INTRODUCTION

As described on the cover page of this prospectus, the Vari-Vest II contract is a flexible premium variable universal life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects.

     - You receive insurance coverage to age 95 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect.

     - You may surrender the contract at any time and receive its cash surrender value.

     - After the first contract year, you may borrow up to the loan value of the contract.

     - To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance.

     - Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances.

     - You direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the variable subaccounts you select. Values are neither guaranteed nor limited to an assumed rate of interest.

     - You may elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy.

Under either death benefit plan you may increase the stated amount of insurance coverage any time after the first contract year and decrease the stated amount two years after the issue date.

                      ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 33.) For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that:


     - "you", the "contractowner" and the "insured" are the same person,



     - the death benefit guarantee is in effect,


     - the cash surrender value of your contract is sufficient to pay the next monthly deduction,

     - there is no outstanding contract indebtedness,

     - the death benefit is not determined by the corridor percentage test,

     - the contract is not backdated, and

     - payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                    SUMMARY


This summary presents selected information in the same order and uses the same headings as the body of the prospectus. See the table of contents to find fuller discussions of each item. See the "Definitions," above, for the meaning of various terms.


OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION -- We are a stock life insurance company established under the laws of Ohio on June 26, 1979. We are owned by Ohio National Life.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") -- a stock life insurance company organized in 1909 under the laws of Ohio. It currently has assets in excess of $7 billion. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. Ohio National Life continues to control us and the Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering our flexible product program, its assets do not back your contract.


OHIO NATIONAL VARIABLE ACCOUNT R (the "variable account") -- established by us on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from our other assets and are protected from claims and liabilities arising from our other lines of business. Our general account assets, however, are available to support benefits under the contract.


There are currently 16 separate subaccounts within the variable account. The assets of each are invested exclusively in shares of one of the Funds.



THE FUNDS. The operations of each Fund, its investment adviser and its investment objectives and policies are described in its attached prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the Funds.


DEATH BENEFITS

You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid according to your beneficiary's instructions or, at your option, applied in whole or in part under one or more settlement options.

After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit will never be less than the stated amount during the death benefit guarantee period, provided you pay the minimum premium. Accordingly, adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE

The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of the variable account and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and their investment experience. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.

Loans -- after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 90% of your accumulation surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 5%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Surrender Privileges -- at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment -- We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

PREMIUMS

An initial premium is required to purchase a contract. In addition, you must pay a minimum premium during the first two contract years to keep the contract in force, and thereafter to keep the death benefit guarantee in effect. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium to maintain the death benefit guarantee will be substantially increased. Such increase may affect your ability to keep the death benefit guarantee or the contract in force.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium schedule, as it is only a planning device.


Allocation of Premiums -- you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer cash values and reallocate future premiums.

Transfers -- we allow transfers of cash values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse -- provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums in the first two contract years, your contract will lapse after a 61 day grace period. In such case, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

If you fail to pay the minimum premiums after the second contract year, the death benefit guarantee expires. Without the death benefit guarantee, the contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement -- once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look -- following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid. The free look period expires 20 days from your receipt of the contract or evidence of increase.

Refund Right -- if your contract lapses or you surrender it during the first two years following the issue date or the date of any increase, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:

(a) from premiums we deduct a premium expense charge. The premium expense charge includes:


     - a 4% deduction from premium payments for the life of the contract. This charge and the contingent deferred sales charge referred to in paragraph
       (d) below compensate us for sales and distribution expenses.


     - a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 0% to 4%.

(b) against the accumulation value we make a monthly deduction covering:

     - the cost of insurance,

     - administrative expenses ($5),

     - the risk of providing the death benefit guarantee ($.01 per thousand of stated amount), and

     - the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and


(d) from accumulation value we deduct surrender charges in the event of lapse, full surrender, certain partial surrenders and decreases in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 46% of premiums paid during the first two contract years up to two guideline annual premiums. For issue ages above age 55, this percentage scales down and reaches 13% by age 74. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount. These surrender charges apply during the first ten contract years following the contract date and the date of any increase in stated amount.


Because the contingent deferred sales charge only applies to premiums paid during the first two contract years, a contractowner may incur the smallest amount of such charge by paying only the required minimum premium during such period. Similarly, only premiums allocated to an increase within two years after the date of such increase are subject to the contingent deferred sales charge. Accordingly, premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

In addition to the foregoing charges and deductions, we assess the following three service charges:


     - for partial surrenders the lesser of $25 or 2% of the amount surrendered,



     - up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and



     - $25 for any special illustration of contract benefits that you may request.


Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectus.

FEDERAL TAX MATTERS

All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract" any increases in cash value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders drawn from the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after seven level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

                     OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION


We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are currently licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $7 billion and equity in excess of $710 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions to us, although it is under no legal obligation to do so and its assets do not support the benefits provided under your contract.


OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")

We established the variable account on May 6, 1985 under Ohio insurance law. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of our other business.

We keep the variable account assets physically segregated from assets of our general account. We maintain records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.

The variable account currently has 13 investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.


OHIO NATIONAL FUND, INC. ("O.N. FUND")



This Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. O.N. Fund currently has 20 portfolios. You may invest your contract's assets in 13 of them. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.



The investment objectives of each available O.N. Fund portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.


Equity Portfolio -- long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

International Portfolio -- long-term capital growth by investing primarily in securities of foreign companies.

Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small and medium size companies.

International Small Company Portfolio -- long-term growth of capital by investing in equity securities of foreign companies having a market capitalization of $1.5 billion or less.

Aggressive Growth Portfolio -- capital growth.

Core Growth Portfolio -- long term capital appreciation.

Growth & Income Portfolio -- long-term total return by investing in equity securities and debt securities, focusing on small and mid-cap companies that offer potential for capital appreciation, current income or both.

S&P 500 Index Portfolio -- total return that corresponds to that of the Standard & Poor's 500 Index.

Social Awareness Portfolio -- total return by investing primarily in common stocks and other securities of companies that satisfy social concern criteria established for the portfolio.


The investment and reinvestment of O.N. Fund assets are directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life. The Adviser makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as subadvisers.


                  PORTFOLIO                                         SUBADVISER
                  ---------                                         ----------
International and International Small Company     Federated Global Investment Management Corp.
                                                  ("FGIM")
Capital Appreciation                              T. Rowe Price Associates, Inc. ("TRPA")
Small Cap                                         Founders Asset Management LLC ("FAM")
Aggressive Growth                                 Strong Capital Management, Inc. ("SCM")
Core Growth                                       Pilgrim Baxter & Associates, Ltd. ("PBA")
Growth & Income                                   Robertson Stephens Investment Management, L.P.
                                                  ("RSIM")


FGIM is a wholly-owned subsidiary of Federated Investors, Inc. FGIM and its affiliates manage the Federated group of mutual funds. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM, a subsidiary of Mellon Bank, NA, manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. PBA, an affiliate of United Asset Management Corp., manages the PBHG mutual funds and other private and institutional accounts. RSIM manages the Robertson Stephens mutual funds and other public and private investment funds. Each of the Adviser, FGIM, TRPA, FAM, SCM, PBA and RSIM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of O.N. Fund which accompanies this prospectus.

We purchase and redeem O.N. Fund shares for the variable account at net asset value without any sales or redemption charge. Fund shares represent an interest in the corresponding portfolio of the Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the Fund will be reinvested in Fund shares at net asset value as of the dates paid.



On each valuation date, we purchase or redeem shares of each portfolio for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying O.N. Fund prospectus.



A full description of O.N. Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the accompanying prospectus for O.N. Fund and in the statement of additional information referred to therein.



OTHER FUNDS



The Goldman Sachs Growth and Income Fund is a series of Goldman Sachs Variable Insurance Trust, and the Janus Growth Fund and Worldwide Growth Fund are series of Janus Aspen Series, all of which are registered open-end, investment companies that sell their shares only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. The Goldman Sachs Growth and Income Fund is managed by Goldman Sachs Asset Management, Inc. The Janus Growth Fund and Janus Worldwide Growth Fund are managed by Janus Capital Corporation. The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning any of the Funds, including its investment objectives, see its accompanying prospectus. Read the prospectus carefully before investing.



MIXED AND SHARED FUNDING



In addition to being offered to the variable account, shares of the Funds are currently offered to other separate accounts of Ohio National Life in connection with variable annuity contracts, and to variable annuity and variable life insurance separate accounts of other unaffiliated life insurance companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts or for separate accounts of other life insurance companies to invest in Fund shares. Although neither we nor the Funds currently foresee any disadvantage, each Fund's Board will monitor events in order to identify any material conflict between different types of contract owners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in that Fund. Material conflicts could result from such things as:



     - changes in state insurance law;



     - changes in federal income tax law;



     - changes in the investment management of any portfolio of one of the Funds, or



     - differences in voting instructions given by different types of contract owners.


                                 DEATH BENEFITS


As long as the contract remains in force we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options.


The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A -- LEVEL BENEFIT


The death benefit is the greater of:



     - the contract's stated amount on the date of death or



     - the death benefit determined by the corridor percentage test.


The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

                CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR
ATTAINED AGE   PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE
------------   ----------   --------   ----------   --------   ----------   --------   ----------
40 & below      150  %       52          71  %        64         22  %       91          4  %
    41          143          53          64           65         20          92          3
    42          136          54          57           66         19          93          2
    43          129          55          50           67         18          94          1
    44          122          56          46           68         17          95          0
    45          115          57          42           69         16
    46          109          58          38           70         15
    47          103          59          34           71         13
    48           97          60          30           72         11
    49           91          61          28           73         9
    50           85          62          26           74         7
    51           78          63          24         75-90        5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT


The death benefit is equal to the greater of:



     - the stated amount plus the accumulation value on the date of death or



     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.


Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000+ $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000+ 150% (LOGO) $80,000).
Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.


As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.


If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.


DEATH BENEFIT GUARANTEE

We guarantee that the contract will not lapse during the death benefit guarantee period provided you pay the minimum premiums. (See "Premiums -- Minimum Premiums" at Page 22.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge of $.01 per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect.


If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:



     - double your stated amount or



     - increase your stated amount by $100,000 or more.


A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT


Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges.


Increases. An increase is treated in a similar manner to the purchase of a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.


The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. This means that only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

With respect to premiums allocated to an increase, you will have the same free look, conversion and refund rights with respect to an increase as with the initial purchase of your contract.


Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

     - We will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the contract as life insurance under the Code.


If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the surrender charges and your cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:


     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.


The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus.


DETERMINATION OF VARIABLE ACCOUNT ACCUMULATION VALUES


Your accumulation value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in the variable account.



The accumulation value of your contract will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and
(4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:


     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to the variable account;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.

LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments" at page 33.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 36.)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 5% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 5% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.


We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loans, unless you request otherwise. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

SURRENDER PRIVILEGES


As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability.



You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.


After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, minus

     - any outstanding contract indebtedness,

     - an amount sufficient to cover the next two monthly deductions and

     - the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.


Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.



Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.



If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.



During the first ten contract years and for ten years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year.


MATURITY

We will pay you your accumulation value, reduced by any outstanding contract indebtedness, on the maturity date. The maturity date is listed on the specification page and is generally the end of the contract year nearest your 95th birthday. If we consent, you may instead continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 70, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $100,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.


The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months where permitted by state law. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated because you must pay the minimum premium, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.



On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount. On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.


If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract.

PAYMENT OF PREMIUMS

Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS


You must pay an initial premium before we will make your contract effective. This premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.


TERM INSURANCE CONVERSION CREDIT

We will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the Ohio National Life Assurance Corporation term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.

MINIMUM PREMIUMS


During the first two contract years, you must pay the minimum premium to keep the contract in force. Failure to pay the minimum premium during the first two contract years will result in the termination of your contract after the 61 day grace period ends. After the second contract year, you must pay the minimum premium to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. The monthly deduction for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect.

To pay the minimum premium, you must have paid, at any time, cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium will be substantially increased.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. The schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to it. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium and the guideline annual premium for your contract. The minimum premium is a level amount necessary to keep the death benefit guarantee in effect. The guideline annual premium is a level amount which should provide the benefits under the contract through age 95 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 5%.


In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that your planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.



We will furnish you an annual report which will show personalized hypothetical illustrations of your contract values under various performance scenarios and assumed rates of return one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.


As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS


In the contract application, you may direct the allocation of your net premium payments among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.


TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners, we may limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if we or the Fund, in our or their discretion, believes that the portfolio might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer request is not made, we will notify you. Current rules of the Commission preclude the Company from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

DOLLAR COST AVERAGING

We administer a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount


          - from any variable subaccount to any of the other subaccounts or the general account, or



          - if established at the time the contract is issued and limited to accumulation values attributed to your initial premium payment, from the general account to any other subaccounts.


The DCA program is only available on contracts having a total cash value of at least $10,000. Each transfer under the DCA program must be at least $300, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. We may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of shares being redeemed.

TELEACCESS

If you first give us a pre-authorization form, contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 7:00 p.m. (Eastern time) on days we are open for business, at 1-800-366-6654, #8. You may only make one telephone transfer per day. We will honor pre-authorized telephone transfer instructions from anyone who provides the personal identifying information requested via TeleAccess. We will not honor telephone transfer requests after the contractowner's death. For added security, we send the contract owner a written confirmation of all telephone transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the contractowner in writing sent within 48 hours of the TeleAccess request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE TELEACCESS ONCE YOU AUTHORIZE ITS USE.

LAPSE

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium during the first two contract years, your contract will lapse after a 61 day grace period. If your contract lapses at any time within two years from the issue date or the date of any increase, you may be entitled to a refund of a portion of the total sales charge otherwise applicable to your contract. (See "Premiums -- Refund Right" at page 26.)

If you fail to pay the minimum premium after the second contract year and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The contract will continue in force throughout the grace period, but if the required premium is not received, the contract will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase.

REFUND RIGHT


Generally, we assess a contingent deferred sales charge if you surrender your contract within the first ten contract years following the contract date or the date of any increase. This is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. The contingent deferred sales charge is a percentage of your premium payments made during the first two contract years up to a maximum of two guideline annual premiums. Such percentage varies with age at issue or increase. If the surrender takes place during the first two years following the issue date or the date of any increase, however, you will be entitled to a refund of a portion of the total sales charge that otherwise would be assessed: the 4% front-end load plus the contingent deferred sales charge imposed as part of the surrender charge.


The amount of your refund will be the difference between the combined 4% front-end charge and the contingent deferred sales charge described above and the maximum sales charge deductions for the first two contract years described below. The maximum sales charge during the first contract year is the lesser of 30% of premiums paid or 30% of one guideline annual premium plus 9% of any premium payment in excess of such guideline annual premium. During the second contract year, the maximum sales charge is 10% of premium payments up to the guideline annual premium and 9% of any excess. Consequently, if you surrender your contract in full during the second contract year, the contingent deferred sales charge will be limited to 30% of premiums paid in the first contract year up to a guideline annual premium, 10% of premiums paid during the second contract year up to a guideline annual premium and 9% of any premiums paid in excess of a guideline annual premium in either or both years.

Legal requirements in connection with the refund right give rise to a timing disparity for backdated contracts. The contract date is prior to the issue date for a backdated contract. As a result, the refund right will extend beyond the end of the second contract year for such contracts. To avoid any difference in treatment between backdated and non-backdated contracts, we have structured the contingent deferred sales charge to apply only to certain premium payments made during the first two contract years. As a result, the refund right applies to the same premium payments for both backdated and non-backdated contracts, even though the right lasts longer in terms of contract months and years for the latter type of contract.

Illustration of Refund. Assume that you are 45 years old, have paid $1,500 in premiums in each of the first two contract years; your guideline annual premium is $1,000; and still in the second contract year you decide to surrender your contract.

In the absence of a refund right, we would assess a contingent deferred sales charge of $920 (46% of $2,000, which is actual premiums paid up to two guideline annual premiums in the first two contract years, there being no contingent deferred sales charge on the $1,000 of premium payments in excess of two guideline annual premiums). The $920 contingent deferred sales charge is in addition to the $120 (4% of $3,000) charged as front-end sales load. Thus, in the absence of a refund right, a total of $1,040 would be charged.

Based on the formula described above, however, the maximum allowable sales charge in the second contract year is $490, which is the sum of $300 (30% of $1,000, which is actual payments in the first contract year up to a guideline annual premium) plus $100 (10% of $1,000, which is actual payments in the second contract year up to a guideline annual premium) plus $90 (9% of $1,000, which is actual payments in excess of a guideline annual premium in both contract years). Consequently, upon surrender, you would receive your cash surrender value plus $550 ($1,040 less $490, which is the difference between the combined 4% front-end sales load ($120) plus the contingent deferred sales charge generally applicable ($920) (totaling $1,040) and the maximum allowable sales charge in the second contract year ($490)).

In addition, if your contract lapses within two years of the issue date or the date of any increase, you will be entitled to a refund of a portion of the combined 4% front-end sales load and the contingent deferred sales charge allocated to your initial contract or increase during the first two contract years. The amount of such refund will be calculated in the same manner as described above with respect to surrenders, except that any amounts applied to keep your contract in force during the grace period will be offset against such refund.


                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a sales load and a charge for the state premium tax and any other state and local taxes applicable to your contract.


Sales Load. The contract is subject to a level sales load of 4% of all premiums paid. Such sales load partially compensates us for our sales and distribution expenses, including agents' commissions, advertising and the printing of prospectuses and sales literature. Upon full and certain partial surrenders and decreases in your stated amount during the first ten contract years, we also impose a contingent deferred sales charge.



The same loading pattern is applied to the portion of premiums paid subsequent to an increase in stated amount which are allocated to such increase.


The sales charge in any contract year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the first contract year and to recover any deficiency over the life of the contract and from our general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. We have reviewed this arrangement and concluded that the distribution financing arrangement will benefit the variable account and contractowners.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 0% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the initial credit equals 45% of the first contract year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the general account of the employee's contract effective one day after the latest of the following three dates:


     - the policy approval date,



     - the policy effective date, or



     - the date the initial payment is received.



The subsequent credit, which is based on 3% of first year premium in excess of the maximum commissionable premium plus 3% of premiums paid in contract years two through six, is credited to the general account of the employee's contract at the beginning of the seventh contract year. For any increase that occurs during the first six contract years, the 45% initial credit on the increase described above substitutes for the 3% subsequent credit on that portion of the premium attributable to the increase.

MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.


The monthly deduction consists of:



     - the cost of insurance,



     - an administration charge of $5 for the cost of establishing and maintaining contract records and processing applications and notices,



     - a risk charge of $.01 per $1,000 of your stated amount for the risk associated with the death benefit guarantee, and



     - the cost of additional insurance benefits provided by rider.


Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0040741; and

(iii) is accumulation value at the beginning of the contract month.


In connection with certain employer-related plans, cost of insurance rates may not be based on sex.


RISK CHARGE

Your accumulation value in the variable account, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.

SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for ten years from the contract date and to any increase for ten years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for seven years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value, except during the first two years from the date of issue or increase. If you surrender your contract in full or it lapses during the two years following the issue date and the effective date of any increase, you are entitled to a refund of a portion of the total sales charge applicable to your initial contract or increase. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.


Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%-10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is a percentage of premiums paid in the first two contract years up to two guideline annual premiums. You are only required to pay a minimum premium. If you pay higher premiums in the first two contract years, your contract will be subject to a higher contingent deferred sales charge then if you paid only such minimums. Similarly, only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premium paid either before or after such two year period will not be subject to the contingent deferred sales charge. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first ten contract years following the issue date or the date of any increase.


The contingent deferred sales charge for an increase is a percentage of premiums allocated to that increase during the two years following the effective date of the increase. The contingent deferred sales charge percentages are scaled by age at issue or increase, as set forth in the following table:


AGE AT ISSUE                                              74 AND
OR INCREASE   0-55    55-60    61-65    66-68    69-73     OVER
------------  ----    -----    -----    -----    -----    ------
   Charge     46%      38%      30%      26%      20%      13%


This charge is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge.



While we are not obligated to do so under the contract, we currently intend to grade-off the contingent deferred sales charge over the ten year period to which it applies. The table below shows the percentage of the total of this charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year the charge applies.



 YEAR   PERCENTAGE OF TOTAL CHARGE
 ----   --------------------------
1 to 6             100%
7                   80%
8                   60%
9                   40%
10                  20%
11                  0%

We may impose 100% of the contingent deferred sales charge in each of the ten years. We guarantee only that we will not impose such a charge more than ten years after issue or an increase in stated amount.



Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. The charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:


                AGE AT ISSUE                                                61 AND
                OR INCREASE                    0-40     41-50     51-60      OVER
                ------------                   ----     -----     -----     ------
Charge per $1,000 of Stated Amount            $ 3.00    $ 4.00    $ 5.00    $ 6.00
Maximum                                       $1,500    $2,000    $2,500    $3,000


While we are not obligated to do so under the contract, we currently intend to grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage of the total charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year the charge applies.



 YEAR   PERCENTAGE OF TOTAL CHARGE
 ----   --------------------------
1 to 4             100%
5                   75%
6                   50%
7                   25%
8                   0%



We may impose 100% of the contingent deferred insurance underwriting charge in each of seven successive years. We guarantee only that we will not impose such a charge more than seven years after issue or an increase in stated amount.



The contingent deferred insurance underwriting charge compensates us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.


SERVICE CHARGES


A charge (currently $3 and is guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $25, is charged for any illustration of benefits and values that you may request after the issue date.


OTHER CHARGES


We may also charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses.



The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The fees are described in the Fund prospectuses.

The total expenses of each of the Funds in 1998, as a percent of each Fund's net assets, were:



       OHIO NATIONAL FUND:
         Equity Portfolio..........................................    0.64%
       * Money Market Portfolio....................................    0.41%
         Bond Portfolio............................................    0.72%
         Omni Portfolio............................................    0.65%
         International Portfolio...................................    1.12%
         International Small Company Portfolio.....................    1.40%
         Capital Appreciation Portfolio............................    0.93%
         Small Cap Portfolio.......................................    0.91%
         Aggressive Growth Portfolio...............................    0.94%
         Core Growth Portfolio.....................................    1.13%
         Growth & Income Portfolio.................................    0.97%
         S&P 500 Index Portfolio...................................    0.49%
         Social Awareness Portfolio................................    0.81%
       JANUS ASPEN SERIES:
       * Growth Portfolio..........................................    0.68%
       * Worldwide Growth Portfolio................................    0.72%
       GOLDMAN SACHS VARIABLE INSURANCE TRUST:
       * Goldman Sachs Growth and Income Fund......................    0.90%



* The investment advisers of these Funds voluntarily waived part or all of their fee and/or reimbursed the Fund to reduce Fund expenses. Without these voluntary fee waivers and reimbursements, the total expenses of these Funds would have been:



       Money Market Portfolio                                           0.46%
       Growth Portfolio                                                 0.75%
       Worldwide Growth Portfolio                                       0.74%
       Goldman Sachs Growth and Income Fund                             2.69%


                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of the variable account at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.


ANNUAL REPORT


Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your contract one year from the date of the report. We may charge a fee of not more than $25 for this report and if you ask for more than one annual report.

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0040741 multiplied by the sum of (i) and (ii) where:

     (i) is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE


The contract does not cover the risk of suicide within two years from the contract date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.


BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever:


     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;



     - the Commission by order permits postponement for the protection of contractowners; or



     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets.


We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.


You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your cash value in the general account will accrue interest daily at an effective annual rate of at least 5%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract.


ACCUMULATION VALUE


The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, minus a pro rata portion of the first monthly deduction.


Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 5% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and loans and interest thereon or transfers to the variable account or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 5% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 5% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS


Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of cost of insurance, waiver of premium, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

SETTLEMENT OPTIONS


In addition to a lump sum payment of benefits under the contract, any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.


                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


Ohio National Equities, Inc., ("ONEQ") another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. Under a distribution and service agreement with ONEQ, we reimburse it for any expenses incurred by it in connection with the distribution of the contracts. This agreement may be terminated at any time by either party on 60 days' written notice. During 1998, the variable account received $33,940,186 in premium payments for variable life insurance contracts. From this amount, we paid ONEQ $184,666 in sales loads.



The officers and directors of ONEQ are:



David B. O'Maley..........................  Director and Chairman
John J. Palmer............................  Director and President
Thomas A. Barefield.......................  Senior Vice President
Trudy K. Backus...........................  Director and Vice President
James I. Miller II........................  Director and Vice President
Ronald L. Benedict........................  Director and Secretary
Joni L. Dunn..............................  Vice President and Compliance Officer
Barbara A. Turner.........................  Operations Vice President and Treasurer

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS
NAME                                               RELATIONSHIP WITH COMPANY*
----                                               --------------------------
Trudy K. Backus                                    Vice President, Individual Insurance Services
Thomas A. Barefield                                Senior Vice President, Institutional Sales
Howard C. Becker                                   Senior Vice President, Individual Insurance &
                                                   Corporate Services
Ronald L. Benedict                                 Corporate Vice President, Counsel & Secretary
Robert A. Bowen                                    Senior Vice President, Information Systems
Roylene M. Broadwell                               Vice President & Treasurer
Michael A. Boedeker                                Vice President, Fixed Income Securities
Joseph P. Brom                                     Director and Senior Vice President & Chief
                                                   Investment Officer
David W. Cook                                      Senior Vice President & Actuary
Dennis C. Twarogowski                              Vice President, Career Marketing
Ronald J. Dolan                                    Director and Senior Vice President & Chief
                                                   Financial Officer
John Houser III                                    Vice President, Claims
Thomas O. Olson                                    Vice President, Underwriting
David B. O'Maley                                   Director and Chairman, President & Chief
                                                   Executive Officer
John J. Palmer                                     Director & Senior Vice President, Strategic
                                                   Initiatives
George B. Pearson                                  Vice President, PGA Marketing
D. Gates Smith                                     Senior Vice President, Sales
Michael D. Stohler                                 Vice President, Mortgages & Real Estate
Stuart G. Summers                                  Director and Senior Vice President & General
                                                   Counsel
Stephen T. Williams                                Vice President, Equity Securities

---------------

* The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

                                   CUSTODIAN

Pursuant to a written agreement, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by us. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                        STATE REGULATION OF THE COMPANY

We are organized under the laws of the State of Ohio and are subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Superintendent examines our assets and liabilities and those of the variable account and verifies their adequacy. A full examination of our operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, we are subject to the insurance laws and regulations of other states in which we are licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.


Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made:



     - after the taxpayer's attaining age 59 1/2,



     - as a result of his or her disability or



     - in one of several prescribed forms of annuity payments.


Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.


Currently, no charge is assessed against the variable account for our federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of the subaccounts.


                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.

                                 LEGAL MATTERS

Jones & Blouch L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and our right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel & Secretary of Ohio National Life.

                                    EXPERTS

The financial statements of Variable Account R as of December 31, 1998 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1998 and 1997 and for the periods indicated herein included in this prospectus have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Vari-Vest II contract. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning us, the variable account, and the contract. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.


THE YEAR 2000 ISSUE



We have developed a plan to make our computer systems and applications function correctly after January 1, 2000. We completed conversion testing and implementation of all mission-critical internal systems as of December 31, 1998. While we have been assured by suppliers of financial services (including underlying mutual funds, custodians, transfer agents and accounting agents) that their systems either are already compliant or will be so by December 31, 1999, our internal auditors intend to independently test those systems (other than systems of unaffiliated mutual funds and their suppliers) to verify their compliance. Failure by us or one of our suppliers to achieve timely and complete compliance could materially impair our ability to conduct our business, including our ability to accurately and timely value interests in the contracts.

                      (This page intentionally left blank)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                              Financial Statements



                           December 31, 1998 and 1997



                   With Independent Auditors' Report Thereon

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors


Ohio National Life Assurance Corporation:



We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.


KPMG LOGO



Cincinnati, Ohio


January 29, 1999

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                                 BALANCE SHEETS


                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                                 1998         1997
                                                              ----------    ---------
ASSETS
Investments (notes 4, 7 and 8):
  Fixed maturities available-for-sale, at fair value          $  606,434      510,446
  Fixed maturities held-to-maturity, at amortized cost            97,576       57,354
  Mortgage loans on real estate, net                             229,647      215,230
  Policy loans                                                    40,597       38,126
  Short-term investments                                           8,997       18,993
                                                              ----------    ---------
          Total investments                                      983,251      840,149
Cash                                                               6,203        7,088
Accrued investment income                                         11,963       10,183
Deferred policy acquisition costs                                138,582      123,661
Reinsurance recoverables                                         105,119       81,378
Other assets                                                       3,791        2,863
Assets held in Separate Accounts                                 103,306       75,934
                                                              ----------    ---------
          Total assets                                        $1,352,215    1,141,256
                                                              ==========    =========
LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 5)                    $1,001,501      850,313
Other policyholder funds                                           2,357        2,502
Accrued Federal income tax (note 6):
  Current                                                          1,796          875
  Deferred                                                        11,355       12,179
Other liabilities                                                 19,705       14,874
Liabilities related to Separate Accounts                         103,306       75,934
                                                              ----------    ---------
          Total liabilities                                   $1,140,020      956,677
                                                              ----------    ---------
Stockholder's equity (notes 3 and 9):
  Class A common stock; authorized 10,000 shares of $3,000
     par value; issued and outstanding 3,200 shares                9,600        9,600
  Additional paid-in capital                                      27,025       27,025
  Accumulated other comprehensive income                          12,211       10,327
  Retained earnings                                              163,359      137,627
                                                              ----------    ---------
          Total stockholder's equity                             212,195      184,579
Commitments and contingencies (notes 11 and 12)
                                                              ----------    ---------
          Total liabilities and stockholder's equity          $1,352,215    1,141,256
                                                              ==========    =========



                See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                              STATEMENTS OF INCOME


                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



                                                               1998       1997       1996
                                                              -------    -------    -------
Revenues (note 11):
  Universal life, annuity and investment product policy
     charges                                                  $60,609     51,416     45,330
  Traditional life and accident and health insurance
     premiums                                                  10,975     11,068     10,589
  Net investment income (note 4)                               69,547     61,348     56,032
  Other income                                                  3,146      2,265      1,861
  Net realized gains on investments (note 4)                      201      1,411        168
                                                              -------    -------    -------
                                                              144,478    127,508    113,980
                                                              -------    -------    -------
Benefits and expenses (notes 10 and 11):
  Benefits and claims                                          76,663     67,627     64,181
  Amortization of deferred policy acquisition costs            12,443      5,787      7,595
  Other operating costs and expenses                           15,398     15,676     14,432
                                                              -------    -------    -------
                                                              104,504     89,090     86,208
                                                              -------    -------    -------
     Income before Federal income tax                          39,974     38,418     27,772
                                                              -------    -------    -------
Federal income tax (note 6):
  Current expense                                              16,013     14,361     12,986
  Deferred tax (benefit) expense                               (1,771)       315     (2,383)
                                                              -------    -------    -------
                                                               14,242     14,676     10,603
                                                              -------    -------    -------
     Net income                                               $25,732     23,742     17,169
                                                              =======    =======    =======



                See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                       STATEMENTS OF STOCKHOLDER'S EQUITY


                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



                                                                  ACCUMULATED
                                                   ADDITIONAL        OTHER                        TOTAL
                                        CAPITAL     PAID-IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                        SHARES      CAPITAL         INCOME        EARNINGS       EQUITY
                                        -------    ----------    -------------    --------    -------------
1996:
  Balance, beginning of year            $9,600       27,025          9,558         96,716        142,899
  Comprehensive income:
     Net income                             --           --             --         17,169         17,169
     Other comprehensive loss (note
       13)                                  --           --         (8,265)            --         (8,265)
                                                                                                 -------
  Total comprehensive income                                                                       8,904
                                        ------       ------         ------        -------        -------
  Balance, end of year                  $9,600       27,025          1,293        113,885        151,803
                                        ======       ======         ======        =======        =======
1997:
  Balance, beginning of year            $9,600       27,025          1,293        113,885        151,803
  Comprehensive income:
     Net income                             --           --             --         23,742         23,742
     Other comprehensive income (note
       13)                                  --           --          9,034             --          9,034
                                                                                                 -------
  Total comprehensive income                                                                      32,776
                                        ------       ------         ------        -------        -------
  Balance, end of year                  $9,600       27,025         10,327        137,627        184,579
                                        ======       ======         ======        =======        =======
1998:
  Balance, beginning of year            $9,600       27,025         10,327        137,627        184,579
  Comprehensive income:
     Net income                             --           --             --         25,732         25,732
     Other comprehensive income (note
       13)                                  --           --          1,884             --          1,884
                                                                                                 -------
  Total comprehensive income                                                                      27,616
                                        ------       ------         ------        -------        -------
  Balance, end of year                  $9,600       27,025         12,211        163,359        212,195
                                        ======       ======         ======        =======        =======



                See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                            STATEMENTS OF CASH FLOWS



                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



                                                                1998         1997       1996
                                                              ---------    --------    -------
Cash flows from operating activities:
  Net income                                                  $  25,732      23,742     17,169
  Adjustments to reconcile net income to net cash provided
     by operating activities:
       Capitalization of deferred policy acquisition costs      (28,516)    (23,855)   (21,075)
       Amortization of deferred policy acquisition costs         12,443       5,787      7,595
       Amortization and depreciation                                213       1,297        857
       Realized gains on invested assets, net                      (201)     (1,411)      (168)
       (Increase) decrease in accrued investment income          (1,780)     (1,518)         9
       Increase in reinsurance receivables and other assets     (24,669)     (6,225)    (2,078)
       Increase in policyholder account balances                 19,025       6,672      5,664
       (Decrease) increase in other policyholder funds             (145)        215         95
       Increase (decrease) in current Federal income tax
          payable                                                   921         184     (9,942)
       Increase in other liabilities                              4,831       2,539      7,223
       Other, net                                                (2,635)     (5,081)    (2,381)
                                                              ---------    --------    -------
          Net cash provided by operating activities               5,219       2,346      2,968
                                                              ---------    --------    -------
Cash flows from investing activities:
  Proceeds from maturity of fixed maturities
     available-for-sale                                          32,256      84,974     25,680
  Proceeds from maturity of fixed maturities
     held-to-maturity                                             7,964      11,039      4,866
  Proceeds from repayment of mortgage loans on real estate       38,862      46,468     23,694
  Cost of fixed maturities available-for-sale acquired         (123,507)   (136,593)   (40,814)
  Cost of fixed maturities held-to-maturity acquired            (48,181)    (25,966)    (2,632)
  Cost of mortgage loans on real estate acquired                (53,186)    (84,114)   (39,122)
  Change in policy loans, net                                    (2,471)     (3,191)    (2,985)
                                                              ---------    --------    -------
          Net cash used in investing activities                (148,263)   (107,383)   (31,313)
                                                              ---------    --------    -------
Cash flows from financing activities:
  Increase in universal life and investment product account
     balances                                                   265,733     205,445    135,352
  Decrease in universal life and investment product account
     balances                                                  (133,570)   (110,729)   (87,496)
                                                              ---------    --------    -------
          Net cash provided by financing activities             132,163      94,716     47,856
                                                              ---------    --------    -------
Net (decrease) increase in cash and cash equivalents            (10,881)    (10,321)    19,511
Cash and cash equivalents, beginning of year                     26,081      36,402     16,891
                                                              ---------    --------    -------
Cash and cash equivalents, end of year                        $  15,200      26,081     36,402
                                                              =========    ========    =======



                See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                         NOTES TO FINANCIAL STATEMENTS



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



(1) ORGANIZATION AND BUSINESS DESCRIPTION



Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly-owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.



The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:



     Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.



     Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.



     Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.



(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see Note 3).

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



     (A) VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES



        The Company is required to classify its fixed maturity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.



        Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.



        Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.



     (B) REVENUES AND BENEFITS



        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.



        Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.



        Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



     (C) DEFERRED POLICY ACQUISITION COSTS



        The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see Note 2(a)).



     (D) SEPARATE ACCOUNTS



        Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.



     (E) FUTURE POLICY BENEFITS



        Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 5).



        Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.



     (F) FEDERAL INCOME TAX



        ONLAC is included as part of the consolidated Federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



     (G) REINSURANCE CEDED



        Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.



     (H) CASH EQUIVALENTS



        For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.



     (I) USE OF ESTIMATES



        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.



        The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.



(3) BASIS OF PRESENTATION



The accompanying financial statements have been prepared in accordance with GAAP which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with the Department of Insurance of the State of Ohio, are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.



The statutory basis capital and surplus of ONLAC as of December 31, 1998 and 1997 was $114,373 and $98,902, respectively. The statutory basis net income of ONLAC for the years ended December 31, 1998, 1997 and 1996 was $16,524, $15,540 and $12,018, respectively.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



(4) INVESTMENTS



An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:



                                                                     REALIZED GAINS (LOSSES) ON
                                           INVESTMENT INCOME                 INVESTMENTS
                                      ---------------------------    ---------------------------
                                       1998       1997      1996      1998      1997       1996
                                      -------    ------    ------    ------    -------    ------
Fixed maturities available-for-sale   $40,678    34,847    33,092     $106        346       (32)
Fixed maturities held-to-maturity       5,036     4,222     4,244        2        185        15
Mortgage loans on real estate          19,636    18,007    15,893       58        900       213
Short-term                              1,824     2,121       848       --         --        --
Other                                   2,898     2,749     2,452       --         --         4
                                      -------    ------    ------     ----      -----       ---
           Total                       70,072    61,946    56,529      166      1,431       200
Investment expenses                      (525)     (598)     (497)
Change in valuation allowance for
  mortgage loans on real estate                                         35        (20)      (32)
                                      -------    ------    ------
        Net investment income         $69,547    61,348    56,032
                                      =======    ======    ======     ----      -----       ---
        Net realized gains on
           investments                                                $201      1,411       168
                                                                      ====      =====       ===



The components of unrealized gains on fixed maturities available-for-sale, net, were as follows as of December 31:



                                                       1998       1997
                                                      -------    -------
Gross unrealized gains                                $32,911     28,927
  Adjustment to deferred policy acquisition costs     (11,803)   (10,650)
  Deferred Federal income tax                          (8,897)    (7,950)
                                                      -------    -------
                                                      $12,211     10,327
                                                      =======    =======



An analysis of the change in gross unrealized gains (losses) on fixed maturities available-for-sale and fixed maturities held-to-maturity follows for the years ended December 31:



                                              1998      1997      1996
                                             ------    ------    -------
Fixed maturities available-for-sale          $3,984    21,814    (20,254)
Fixed maturities held-to-maturity            $3,173       809     (2,641)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



The amortized cost and estimated fair value of fixed maturities available-for-sale and fixed maturities held-to-maturity were as follows:



                                               DECEMBER 31, 1998                                 DECEMBER 31, 1997
                                -----------------------------------------------   -----------------------------------------------
                                              GROSS        GROSS      ESTIMATED                 GROSS        GROSS      ESTIMATED
                                AMORTIZED   UNREALIZED   UNREALIZED     FAIR      AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                  COST        GAINS        LOSSES       VALUE       COST        GAINS        LOSSES       VALUE
                                ---------   ----------   ----------   ---------   ---------   ----------   ----------   ---------
Fixed maturities
  available-for-sale
  U.S. Treasury securities and
    obligations of U.S
    government operations and
    agencies                    $ 52,778       9,530           --       62,308      52,838       5,277          --        58,115
  Obligations of states and
    political subdivisions         5,202         265          (36)       5,431       5,358         309         (90)        5,577
  Corporate securities           377,168      21,463       (6,381)     392,250     288,284      19,953        (247)      307,990
  Mortgage-backed securities     138,375       8,210         (140)     146,445     135,039       3,905        (180)      138,764
                                --------      ------       ------      -------     -------      ------        ----       -------
                                $573,523      39,468       (6,557)     606,434     481,519      29,444        (517)      510,446
                                ========      ======       ======      =======     =======      ======        ====       =======
Fixed maturities
  held-to-maturity
  Corporate securities          $ 95,011       8,008          (14)     103,005      54,759       5,014         (36)       59,737
  Other                            2,565         483           --        3,048       2,595         326          --         2,921
                                --------      ------       ------      -------     -------      ------        ----       -------
                                $ 97,576       8,491          (14)     106,053      57,354       5,340         (36)       62,658
                                ========      ======       ======      =======     =======      ======        ====       =======



The amortized cost and estimated fair value of fixed maturities available-for-sale and fixed maturities held-to-maturity as of December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                     FIXED MATURIES             FIXED MATURIES
                                                   AVAILABLE-FOR-SALE          HELD-TO-MATURITY
                                                 -----------------------    -----------------------
                                                 AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                                   COST       FAIR VALUE      COST       FAIR VALUE
                                                 ---------    ----------    ---------    ----------
Due in one year or less                          $  2,663        2,773        2,341         2,519
Due after one year through five years              65,287       67,407       17,793        18,833
Due after five years through ten years            162,094      167,793       48,546        52,378
Due after ten years                               343,479      368,461       28,896        32,323
                                                 --------      -------       ------       -------
                                                 $573,523      606,434       97,576       106,053
                                                 ========      =======       ======       =======



There were no sales of fixed maturities available-for-sale in 1998, 1997 and 1996. Investments with an amortized cost of $3,460 and $4,388 as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.



The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1998, and no foreclosures are in process as of December 31, 1998.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



(5) FUTURE POLICY BENEFIT AND CLAIMS



The liability for future policy benefits for universal life policies and investment contracts (approximately 86% and 85% of the total liability for future policy benefits as of December 31, 1998 and 1997, respectively) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 5.6% and 5.5% as of December 31, 1998 and 1997, respectively.



The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of policies issued in 1998 and 1997 are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest. Approximately 65% and 66% of the future policy benefit liability is calculated on a net level reserve basis as of December 31, 1998 and 1997, respectively.



The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after
1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).



(6) FEDERAL INCOME TAX



In prior years, under superseded tax acts, the Company deferred income and accumulated amounts into a Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1998.



Total income taxes for the year ended December 31, 1998, 1997 and 1996 were allocated as follows:



                                              1998       1997      1996
                                             -------    ------    ------
Operations                                   $14,242    14,676    10,603
Unrealized gains (losses) on securities
  available-for-sale                             947     5,080    (3,739)
                                             -------    ------    ------
                                             $15,189    19,756     6,864
                                             =======    ======    ======

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



Total Federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax as follows:



                                            1998               1997              1996
                                       ---------------    --------------    --------------
                                       AMOUNT      %      AMOUNT     %      AMOUNT     %
                                       -------    ----    ------    ----    ------    ----
Computed (expected) tax expense        $13,991    35.0    13,447    35.0     9,720    35.0
Differential earnings                     (225)   (0.6)      611     1.6     1,023     3.7
Tax exempt interest and dividends
  received deduction                       (57)   (0.1)      (20)   (0.1)      (38)   (0.1)
Other, net                                 533     1.3       638     1.7      (102)   (0.4)
                                       -------    ----    ------    ----    ------    ----
           Total expense and
             effective rate            $14,242    35.6    14,676    38.2    10,603    38.2
                                       =======    ====    ======    ====    ======    ====



Total Federal income tax paid during the years ended December 31, 1998, 1997 and 1996 was $15,092, $14,176, and $22,928 (net of refunds of $1,773, $0 and $0), respectively.



The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows:



                                                       1998       1997
                                                      -------    ------
Deferred tax assets:
  Future policy benefits                              $32,780    29,095
  Mortgage loans and real estate                          811       823
  Other                                                    76       540
                                                      -------    ------
           Total gross deferred tax assets             33,667    30,458
                                                      -------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                    33,201    32,039
  Fixed maturities available-for-sale                  11,821    10,582
  Other                                                    --        16
                                                      -------    ------
           Total gross deferred tax liabilities        45,022    42,637
                                                      -------    ------
           Net deferred tax liability                 $11,355    12,179
                                                      =======    ======



The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 1998 and 1997. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 1998.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



(7) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS



Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.



The following methods and assumptions were used by the Company in estimating its fair value disclosures:



     Cash, Short-Term Investments, Policy Loans and Other Policyholder Funds -- The carrying amount reported in the balance sheet for these instruments approximate their fair value.



     Investment Securities -- Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.



     Separate Account Assets and Liabilities -- The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.



     Mortgage Loans on Real Estate -- The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.



     Investment Contracts -- Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



The carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31:



                                                             1998                      1997
                                                    ----------------------    ----------------------
                                                    CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                     AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                    --------    ----------    --------    ----------
            ASSETS
              Investments:
                 Fixed maturities
                    available-for-sale              $606,434     606,434      510,446      510,446
                 Fixed maturities held-to-maturity    97,576     106,053       57,354       62,658
                 Mortgage loans on real estate       229,647     250,380      215,230      233,075
                 Policy loans                         40,597      40,597       38,126       38,126
                 Short-term investments                8,997       8,997       18,993       18,993
              Cash                                     6,203       6,203        7,088        7,088
              Assets held in Separate Accounts       103,306     103,306       75,934       75,934
            LIABILITIES
              Deferred and immediate annuity
                 contracts                          $104,464     105,010      102,344      101,758
              Other policyholder funds                 2,357       2,357        2,502        2,502
              Liabilities related to Separate
                 Accounts                            103,306     103,306       75,934       75,934



(8) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE



     SIGNIFICANT CONCENTRATIONS OF CREDIT RISK



Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 11% in any state at December 31, 1998. The summary below depicts loan exposure of remaining principal balances type at December 31:



                                                                           1998       1997
                                                                         --------    -------
            MORTGAGE ASSETS BY TYPE
              Office                                                     $ 75,553     51,294
              Retail                                                       50,323     57,792
              Apartments                                                   48,017     46,490
              Industrial                                                   36,926     38,183
              Other                                                        21,145     23,823
                                                                         --------    -------
                                                                          231,964    217,582
                       Less valuation allowances                            2,317      2,352
                                                                         --------    -------
                       Total mortgage loans on real estate, net          $229,647    215,230
                                                                         ========    =======

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



(9) REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS ON RETAINED EARNINGS



Based upon the December 31, 1998 and 1997 financial statements, the Company exceeds all required risk-based capital levels.



The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio law. As of December 31, 1998, $146,121 of retained earnings, as presented in the accompanying financial statements, is restricted as to dividend payments in 1999.



(10) RELATED PARTY TRANSACTIONS



The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company of approximately $12,800, $11,400, and $11,400 in 1998, 1997, and 1996,
respectively.



(11) REINSURANCE



In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:



                                          1998                      1997                      1996
                                 ----------------------    ----------------------    ----------------------
                                                NON-                      NON-                      NON-
                                 AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE
                                 ---------    ---------    ---------    ---------    ---------    ---------
Premiums                          $25,760      24,316       20,473        18,953      18,523       17,793
Benefits incurred                  12,797       9,707       12,075         7,140      11,571       13,345
Commission and expense
  allowances                        2,987       2,514        2,374         3,241       2,173        4,770
Reinsurance recoverable:
Reserves for future policy
  benefits                         44,773      48,077       36,543        40,455      38,048       36,248
Policy and contract claims
  payable                           2,356       3,645        1,318           987         969        1,103



Net traditional life and accident and health premium income in 1998, 1997 and 1996 is summarized as follows:



                                                                1998       1997       1996
                                                               -------    -------    -------
         Direct premiums earned                                $58,686     48,313     44,586
         Reinsurance assumed                                     2,365      2,181      2,319
         Reinsurance ceded                                     (50,076)   (39,426)   (36,316)
                                                               =======    =======    =======
                 Net premiums earned                           $10,975     11,068     10,589
                                                               =======    =======    =======



Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                         (A WHOLLY-OWNED SUBSIDIARY OF


                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)



                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED



                        DECEMBER 31, 1998, 1997 AND 1996


                                 (IN THOUSANDS)



(12) CONTINGENCIES



The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.



(13) COMPREHENSIVE INCOME



Pursuant to Financial Accounting Standards Board (FASB) Statement No. 130, "Reporting Comprehensive Income", the Consolidated Statements of Shareholders' Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within a separate component of shareholders' equity that bypass net income. The components of other comprehensive income, including the related Federal tax amounts, were as follows for the years ended December 31:



                                                   1998      1997      1996
                                                  ------    ------    -------
Unrealized gains (losses) on securities
  available-for-sale arising during the period:
        Net of adjustment to deferred policy
           acquisition costs                      $3,358    14,126    (11,669)
        Related federal tax (expense) benefit     (1,131)   (4,944)     4,084
                                                  ------    ------    -------
           Net                                     2,227     9,182     (7,585)
                                                  ------    ------    -------
Reclassification adjustment for net losses on
  securities available-for-sale realized during
  the period:
        Gross                                        527       227      1,046
        Related federal tax benefit                 (184)      (79)      (366)
                                                  ------    ------    -------
           Net                                       343       148        680
                                                  ------    ------    -------
           Total other comprehensive income
             (loss)                               $1,884     9,034     (8,265)
                                                  ======    ======    =======

OHIO NATIONAL VARIABLE ACCOUNT R
INDEPENDENT AUDITORS' REPORT

The Board of Directors of
The Ohio National Life Insurance Company

and Contract Owners of
Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (comprised of the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, S&P 500 Index, Social Awareness, Core Growth, Growth & Income and Montgomery Asset Emerging Market subaccounts) as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R as of December 31, 1998, and the results of its operations and its changes in contract owners' equity for each of the years indicated herein in conformity with generally accepted accounting principles.
                                                       /s/ KPMG Peat Marwick LLP

                                                                        KPMG LLP
Cincinnati, Ohio
February 5, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


OHIO NATIONAL VARIABLE ACCOUNT R                               December 31, 1998


STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY


                                                                  MONEY
                                                  EQUITY          MARKET          BOND           OMNI         INTERNATIONAL
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                -----------     ----------     ----------     -----------     -------------
Assets -- Investments at market value (note
  2)..........................................  $31,166,072     $4,068,382     $1,674,308     $11,931,894      $16,865,296
                                                ===========     ==========     ==========     ===========      ===========
Contract owners' equity
  Contracts in accumulation period (note 3)...  $31,166,072     $4,068,382     $1,674,308     $11,931,894      $16,865,296
                                                ===========     ==========     ==========     ===========      ===========

                                                  CAPITAL
                                                APPRECIATION       SMALL CAP
                                                 SUBACCOUNT       SUBACCOUNT
                                                ------------     -------------
Assets -- Investments at market value (note
  2)..........................................   $7,079,821       $9,250,038
                                                 ==========       ==========
Contract owners' equity
  Contracts in accumulation period (note 3)...   $7,079,821       $9,250,038
                                                 ==========       ==========



                                                  GLOBAL        AGGRESSIVE        CORE         GROWTH &          S&P 500
                                                CONTRARIAN        GROWTH         GROWTH         INCOME            INDEX
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                -----------     ----------     ----------     -----------     -------------
Assets -- Investments at market value (note
  2)..........................................  $ 2,044,553     $3,834,209     $1,296,450     $ 5,622,122      $ 7,713,053
                                                ===========     ==========     ==========     ===========      ===========
Contract owners' equity
  Contracts in accumulation period (note 3)...  $ 2,044,553     $3,834,209     $1,296,450     $ 5,622,122      $ 7,713,053
                                                ===========     ==========     ==========     ===========      ===========

                                                                  MONTGOMERY
                                                   SOCIAL            ASSET
                                                 AWARENESS       EMERGING MKT.
                                                 SUBACCOUNT       SUBACCOUNT
                                                ------------     -------------
Assets -- Investments at market value (note
  2)..........................................   $  529,362       $  230,780
                                                 ==========       ==========
Contract owners' equity
  Contracts in accumulation period (note 3)...   $  529,362       $  230,780
                                                 ==========       ==========



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R



 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY



                                           FOR THE THREE YEARS ENDED DECEMBER 31



                                                          EQUITY                                      MONEY MARKET
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1998            1997            1996            1998            1997           1996
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $   374,943     $   453,946     $   278,504     $    92,380     $   55,657     $   39,652
  Risk & administrative expense (note
     4)...............................     (222,953)       (190,776)       (143,826)        (13,276)        (7,949)        (7,545)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........      151,990         263,170         134,678          79,104         47,708         32,107
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & Unrealized gain (loss) on
     investments:
     Reinvested capital gains.........      582,686       1,475,813         487,586               0              0              0
     Realized gain (loss).............      433,578         431,237         160,116          (1,729)           241         (6,138)
     Unrealized gain (loss)...........      276,272       1,699,778       2,231,504               0              0              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................    1,292,536       3,606,828       2,879,206          (1,729)           241         (6,138)
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................    1,444,526       3,869,998       3,013,884          77,375         47,949         25,969
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    5,167,419       4,850,686       4,490,453       9,924,762      6,067,434      4,328,290
     Transfers from fixed & other
       subaccounts....................    1,599,312       2,585,503       1,268,910       2,863,761      1,593,336        544,044
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          6,766,731       7,436,189       5,759,363      12,788,523      7,660,770      4,872,334
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................      975,495         930,275         328,631          48,825          8,519          5,529
     Transfers to fixed & other
       subaccounts....................    2,231,174       2,061,907       1,294,677       9,721,391      7,321,910      4,313,747
     Cost of insurance &
       administrative fee (note 5)....    2,044,300       1,775,339       1,519,968         257,277        225,524        173,031
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          5,250,969       4,767,521       3,143,276      10,027,493      7,555,953      4,492,307
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........    1,515,762       2,668,668       2,616,087       2,761,030        104,817        380,027
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............    2,960,288       6,538,666       5,629,971       2,838,405        152,766        405,996
Contract owners' equity:
  Beginning of period.................   28,205,784      21,667,118      16,037,147       1,229,977      1,077,211        671,215
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $31,166,072     $28,205,784     $21,667,118     $ 4,068,382     $1,229,977     $1,077,211
                                        ===========     ===========     ===========     ===========     ==========     ==========



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R



 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY



                                           FOR THE THREE YEARS ENDED DECEMBER 31



                                                              BOND                                        OMNI
                                                           SUBACCOUNT                                  SUBACCOUNT
                                              ------------------------------------     ------------------------------------------
                                                 1998          1997         1996          1998            1997            1996
                                              ----------     --------     --------     -----------     -----------     ----------
Investment activity:
  Reinvested dividends......................  $   83,140     $ 68,280     $ 38,549     $   301,587     $   285,077     $  168,919
  Risk & administrative expense (note 4)....      (9,252)      (6,130)      (4,242)        (83,337)        (65,184)       (45,484)
                                              ----------     --------     --------     -----------     -----------     ----------
       Net investment activity..............      73,888       62,150       34,307         218,250         219,893        123,435
                                              ----------     --------     --------     -----------     -----------     ----------
  Realized & Unrealized gain (loss) on
     investments:
     Reinvested capital gains...............           0            0            0           1,760         480,048         92,139
     Realized gain (loss)...................       2,811        1,394          743         332,951          73,429         48,077
     Unrealized gain (loss).................     (21,734)       4,309      (13,745)       (101,784)        562,929        578,417
                                              ----------     --------     --------     -----------     -----------     ----------
       Net gain (loss) on investments.......     (18,923)       5,703      (13,002)        232,927       1,116,406        718,633
                                              ----------     --------     --------     -----------     -----------     ----------
          Net increase in contract owners'
            equity from operations..........      54,965       67,853       21,305         451,177       1,336,299        842,068
                                              ----------     --------     --------     -----------     -----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.............     345,106      244,107      328,071       2,470,020       1,966,189      1,544,190
     Transfers from fixed & other
       subaccounts..........................     567,357      131,403       87,756       2,614,095         907,850        583,740
                                              ----------     --------     --------     -----------     -----------     ----------
                                                 912,463      375,510      415,827       5,084,115       2,874,039      2,127,930
                                              ----------     --------     --------     -----------     -----------     ----------
  Redemptions:
     Withdrawals & surrenders (note 5)......      13,218       21,828        8,438         705,842         187,562        167,671
     Transfers to fixed & other
       subaccounts..........................     129,183      131,854      162,147       2,318,267         312,223        299,190
     Cost of insurance & administrative fee
       (note 5).............................     100,579       70,289       62,462         802,634         648,661        501,412
                                              ----------     --------     --------     -----------     -----------     ----------
                                                 242,980      223,971      233,047       3,826,743       1,148,446        968,273
                                              ----------     --------     --------     -----------     -----------     ----------
       Net equity transactions..............     669,483      151,539      182,780       1,257,372       1,725,593      1,159,657
                                              ----------     --------     --------     -----------     -----------     ----------
          Net change in contract owners'
            equity..........................     724,448      219,392      204,085       1,708,549       3,061,892      2,001,725
Contract owners' equity:
  Beginning of period.......................     949,860      730,468      526,383      10,223,345       7,161,453      5,159,728
                                              ----------     --------     --------     -----------     -----------     ----------
  End of period.............................  $1,674,308     $949,860     $730,468     $11,931,894     $10,223,345     $7,161,453
                                              ==========     ========     ========     ===========     ===========     ==========



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R



 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY



                                           FOR THE THREE YEARS ENDED DECEMBER 31



                                                        INTERNATIONAL                              CAPITAL APPRECIATION
                                                         SUBACCOUNT                                     SUBACCOUNT
                                         -------------------------------------------     ----------------------------------------
                                            1998            1997            1996            1998           1997           1996
                                         -----------     -----------     -----------     ----------     ----------     ----------
Investment activity:
  Reinvested dividends.................  $   630,410     $   983,741     $   421,814     $  155,395     $  130,659     $   64,452
  Risk & administrative expense (note
     4)................................     (124,053)       (112,268)        (78,825)       (45,565)       (28,303)       (13,716)
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net investment activity.........      506,357         871,473         342,989        109,830        102,356         50,736
                                         -----------     -----------     -----------     ----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains..........      695,117       1,415,674         151,723        539,044        244,214         42,011
     Realized gain (loss)..............      (45,820)        186,736          23,917         33,861         34,042         19,381
     Unrealized gain (loss)............     (670,437)     (2,391,042)        752,956       (390,779)       129,929        172,281
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net gain (loss) on
          investments..................      (21,140)       (788,632)        928,596        182,126        408,185        233,673
                                         -----------     -----------     -----------     ----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations.................      485,217          82,841       1,271,585        291,956        510,541        284,409
                                         -----------     -----------     -----------     ----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments........    4,027,966       4,352,514       3,766,785      2,206,184      1,458,697      1,176,050
     Transfers from fixed & other
       subaccounts.....................      965,930       2,121,595       1,410,908        951,520      1,299,231        709,737
                                         -----------     -----------     -----------     ----------     ----------     ----------
                                           4,993,896       6,474,109       5,177,693      3,157,704      2,757,928      1,885,787
                                         -----------     -----------     -----------     ----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5)..............................      618,889         469,189         160,367        170,616         54,331         55,870
     Transfers to fixed & other
       subaccounts.....................    2,112,568       2,136,043         622,081        518,403        775,912        301,791
     Cost of insurance & administrative
       fee (note 5)....................    1,348,113       1,269,503       1,009,169        548,283        377,999        244,293
                                         -----------     -----------     -----------     ----------     ----------     ----------
                                           4,079,570       3,874,735       1,791,617      1,237,302      1,208,242        601,954
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net equity transactions.........      914,326       2,599,374       3,386,076      1,920,402      1,549,686      1,283,833
                                         -----------     -----------     -----------     ----------     ----------     ----------
          Net change in contract
            owners' equity.............    1,399,543       2,682,215       4,657,661      2,212,358      2,060,227      1,568,242
Contract owners' equity:
  Beginning of period..................   15,465,753      12,783,538       8,125,877      4,867,483      2,807,236      1,238,994
                                         -----------     -----------     -----------     ----------     ----------     ----------
  End of period........................  $16,865,296     $15,465,753     $12,783,538     $7,079,821     $4,867,463     $2,807,236
                                         ===========     ===========     ===========     ==========     ==========     ==========



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R



 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY



                                           FOR THE THREE YEARS ENDED DECEMBER 31



                                               SMALL CAP                                GLOBAL CONTRARIAN
                                               SUBACCOUNT                                   SUBACCOUNT
                                ----------------------------------------     ----------------------------------------
                                   1998           1997           1996           1998           1997           1996
                                ----------     ----------     ----------     ----------     ----------     ----------
Investment activity:
  Reinvested dividends........  $        0     $        0     $        0     $   54,153     $   52,943     $   18,287
  Risk & administrative
     expense (note 4).........     (54,057)       (38,798)       (20,200)       (13,819)        (9,551)        (5,154)
                                ----------     ----------     ----------     ----------     ----------     ----------
       Net investment
          activity............     (54,057)       (38,798)       (20,200)        40,334         43,392         13,133
                                ----------     ----------     ----------     ----------     ----------     ----------
  Realized & unrealized gain
     (loss) on Investments:
     Reinvested capital
       gains..................         107        271,143         56,631        180,539         83,769          1,932
     Realized gain (loss).....      57,223         84,498          9,714          8,238         32,076          1,474
     Unrealized gain (loss)...     930,451        130,287        414,502       (187,295)       (35,010)        43,850
                                ----------     ----------     ----------     ----------     ----------     ----------
       Net gain (loss) on
          investments.........     987,781        485,928        480,847          1,482         80,835         47,256
                                ----------     ----------     ----------     ----------     ----------     ----------
          Net increase in
            contract owners'
            equity from
            operations........     933,724        447,130        460,647         41,816        124,227         60,389
                                ----------     ----------     ----------     ----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase
       payments...............   2,614,149      2,181,009      1,584,784        666,312        537,053        459,332
     Transfers from fixed &
       other subaccounts......   1,096,254      1,438,960      1,168,570        218,614        450,868        403,280
                                ----------     ----------     ----------     ----------     ----------     ----------
                                 3,710,403      3,619,969      2,753,354        884,926        987,921        862,612
                                ----------     ----------     ----------     ----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders
       (note 5)...............     258,338        141,409         80,764         56,018        221,380          3,696
     Transfers to fixed &
       other subaccounts......     795,000      1,146,251        258,675        219,547        218,387         35,452
     Cost of insurance &
       administrative fee
       (note 5)...............     705,650        579,612        383,497        178,599        140,673         75,598
                                ----------     ----------     ----------     ----------     ----------     ----------
                                 1,758,988      1,867,272        722,936        454,164        580,440        114,746
                                ----------     ----------     ----------     ----------     ----------     ----------
       Net equity
          transactions........   1,951,415      1,752,697      2,030,418        430,762        407,481        747,866
                                ----------     ----------     ----------     ----------     ----------     ----------
          Net change in
            contract owners'
            equity............   2,885,139      2,199,827      2,491,065        472,578        531,708        808,255
Contract owners' equity:
  Beginning of period.........   6,364,899      4,165,072      1,674,007      1,571,975      1,040,267        232,012
                                ----------     ----------     ----------     ----------     ----------     ----------
  End of period...............  $9,250,038     $6,364,899     $4,165,072     $2,044,553     $1,571,975     $1,040,267
                                ==========     ==========     ==========     ==========     ==========     ==========



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R



 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY



                                           FOR THE THREE YEARS ENDED DECEMBER 31



                                             AGGRESSIVE GROWTH                     CORE GROWTH               GROWTH & INCOME
                                                 SUBACCOUNT                         SUBACCOUNT                  SUBACCOUNT
                                   --------------------------------------    ------------------------    ------------------------
                                      1998          1997          1996          1998        1997(A)         1998        1997(A)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Investment activity:
  Reinvested dividends...........  $        0    $   24,808    $        0    $        0    $      161    $   40,476    $    7,733
  Risk & administrative expense
     (note 4)....................     (23,847)      (16,668)       (6,733)       (7,627)       (3,844)      (27,216)       (4,646)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net investment activity...     (23,847)        8,140        (6,733)       (7,627)       (3,683)       13,260         3,087
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Realized & unrealized gain
     (loss) on Investments:
     Reinvested capital gains....     258,472         9,068       158,688             0             0             0        90,978
     Realized gain (loss)........      22,270        (3,358)         (294)        1,725         3,379        10,734         7,768
     Unrealized gain (loss)......      (6,276)      231,511      (114,233)      101,913        (3,039)      252,938        94,008
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net gain (loss) on
          investments............     274,466       237,221        44,161       103,638           340       263,672       192,754
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
          Net increase in
            contract owners'
            equity from
            operations...........     250,619       245,361        37,428        96,011        (3,343)      276,932       195,841
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Equity transactions:
  Sales:
     Contract purchase
       payments..................   1,348,654       969,362       915,114       459,093       377,379     2,034,257       536,293
     Transfers from fixed & other
       subaccounts...............     423,659       544,712       640,496       378,819       631,937     2,464,502     1,270,995
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                    1,772,313     1,514,074     1,555,610       837,912     1,009,316     4,498,759     1,807,288
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  Redemptions:
     Withdrawals & surrenders
       (note 5)..................      86,262        84,536         6,572        16,609         1,885        37,971           436
     Transfers to fixed & other
       subaccounts...............     460,387       418,423       120,708       327,440       116,828       582,153        95,943
     Cost of insurance &
       administrative fee (note
       5)........................     347,236       278,191       180,962       117,857        62,827       376,090        64,105
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
                                      893,885       781,150       308,242       461,906       181,540       996,214       160,484
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Net equity transactions...     878,428       732,924     1,247,368       376,006       827,776     3,502,545     1,646,804
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
          Net change in contract
            owners' equity.......   1,129,047       978,285     1,284,796       472,017       824,433     3,779,477     1,842,645
Contract owners' equity:
  Beginning of period............   2,705,162     1,726,877       442,081       824,433             0     1,842,645             0
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
  End of period..................  $3,834,209    $2,705,162    $1,726,877    $1,296,450    $  824,433    $5,622,122    $1,842,645
                                   ==========    ==========    ==========    ==========    ==========    ==========    ==========



---------------



(a) Period from January 3, 1997, date of commencement of operations.



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R



 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY



                                  FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                                                              MONTGOMERY ASSET
                                                            S&P INDEX               SOCIAL AWARENESS           EMERGING MARKET
                                                           SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
                                                    -------------------------     ---------------------     ---------------------
                                                       1998         1997(A)         1998       1997(A)        1998       1997(B)
                                                    ----------     ----------     --------     --------     --------     --------
Investment activity:
  Reinvested dividends............................  $  108,830     $   33,016     $  2,652     $    983     $    438     $    131
  Risk & administrative expense (note 4)..........     (26,947)        (2,986)      (3,609)        (394)      (1,165)        (188)
                                                    ----------     ----------     --------     --------     --------     --------
     Net investment activity......................      81,883         30,030         (957)         589         (727)         (57)
                                                    ----------     ----------     --------     --------     --------     --------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.....................     328,825         94,770            0       29,015            0            0
     Realized gain (loss).........................      20,356          5,779      (31,042)         926       (3,512)        (554)
     Unrealized gain (loss).......................     619,923        (52,996)    (102,278)     (31,805)     (58,655)      (9,987)
                                                    ----------     ----------     --------     --------     --------     --------
       Net gain (loss) on investments.............     969,104         47,553     (133,320)      (1,864)     (62,167)     (10,541)
                                                    ----------     ----------     --------     --------     --------     --------
          Net increase in contract owners' equity
            from operations.......................   1,050,987         77,583     (134,277)      (1,275)     (62,894)     (10,598)
                                                    ----------     ----------     --------     --------     --------     --------
Equity transactions:
  Sales:
     Contract purchase payments...................   2,194,159        560,773      292,044       35,077      190,059       44,409
     Transfers from fixed & other subaccounts.....   4,432,311        775,750      229,481      319,587       69,940       58,741
                                                    ----------     ----------     --------     --------     --------     --------
                                                     6,626,470      1,336,523      521,525      354,664      259,999      103,150
                                                    ----------     ----------     --------     --------     --------     --------
  Redemptions:
     Withdrawals & surrenders (note 5)............     110,446            727        7,059           50        1,469            0
     Transfers to fixed & other subaccounts.......     714,255         83,751      148,460       13,740       18,913        6,244
     Cost of insurance & administrative fee (note
      5)..........................................     407,189         62,142       37,586        4,380       26,219        6,032
                                                    ----------     ----------     --------     --------     --------     --------
                                                     1,231,890        146,620      193,105       18,170       46,601       12,276
                                                    ----------     ----------     --------     --------     --------     --------
       Net equity transactions....................   5,394,580      1,189,903      328,420      336,494      213,398       90,874
                                                    ----------     ----------     --------     --------     --------     --------
          Net change in contract owners' equity...   6,445,567      1,267,486      194,143      335,219      150,504       80,276
Contract owners' equity:
  Beginning of period.............................   1,267,486              0      335,219            0       80,276            0
                                                    ----------     ----------     --------     --------     --------     --------
  End of period...................................  $7,713,053     $1,267,486     $529,362     $335,219     $230,780     $ 80,276
                                                    ==========     ==========     ========     ========     ========     ========



---------------



(a) Period from January 3, 1997, date of commencement of operations.



(b) Period from April 1, 1997, date of commencement of operations.



   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R


NOTES TO FINANCIAL STATEMENTS



(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.



   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc. and Montgomery Variable Series Funds III (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.



   Investments are valued at the net asset value of fund shares held at December 31, 1998. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.



   ONLAC performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. For these services, the Company receives fees from the mutual funds. These fees are paid to an affiliate of the Company.



   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2) INVESTMENTS



   At December 31, 1998 the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:



                                                MONEY                                                    CAPITAL
                                 EQUITY        MARKET         BOND          OMNI       INTERNATIONAL   APPRECIATION    SMALL CAP
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                               -----------   -----------   -----------   -----------   -------------   ------------   -----------
Aggregate Cost...............  $23,407,094   $4,068,382    $1,680,174    $10,022,785    $18,457,611    $ 7,075,311    $7,563,705
Number of Shares.............     858,238       406,838       158,612       556,629       1,312,066        548,143       446,905



                                    GLOBAL      AGGRESSIVE       CORE        GROWTH &       S&P 500       SOCIAL       EMERGING
                                  CONTRARIAN      GROWTH        GROWTH        INCOME         INDEX       AWARENESS      MARKET
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
Aggregate Cost..................  $2,217,885    $3,707,739    $1,197,576    $5,275,176    $7,146,126    $  663,445    $  299,422
Number of Shares................     190,156       343,906       123,026       412,451       541,875        60,162        35,020



(3) CONTRACTS IN ACCUMULATION PERIOD



   At December 31, 1998 the accumulation units and value per unit of the respective subaccounts and products were:



                                                              ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                              ------------------    --------------    -----------
EQUITY SUBACCOUNT...........................................    1,017,188.7817         30.639418      $31,166,072
MONEY MARKET SUBACCOUNT.....................................      234,262.0684         17.366799      $ 4,068,382
BOND SUBACCOUNT.............................................       80,280.1813         20.855811      $ 1,674,308
OMNI SUBACCOUNT.............................................      425,296.1830         28.055492      $11,931,894
INTERNATIONAL SUBACCOUNT....................................      957,062.8519         17.621931      $16,865,296
CAPITAL APPRECIATION SUBACCOUNT.............................      423,380.1421         16.722138      $ 7,079,821
SMALL CAP SUBACCOUNT........................................      493,226.7115         18.754130      $ 9,250,038
GLOBAL CONTRARIAN SUBACCOUNT................................      149,010.5935         13.720858      $ 2,044,553
AGGRESSIVE GROWTH SUBACCOUNT................................      254,031.8088         15.093421      $ 3,834,209
CORE GROWTH SUBACCOUNT......................................      124,780.6014         10.389835      $ 1,296,450

OHIO NATIONAL VARIABLE ACCOUNT R

                                                              ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                              ------------------    --------------    -----------
GROWTH & INCOME SUBACCOUNT..................................      390,193.2941         14.408556      $ 5,622,122
S&P 500 INDEX SUBACCOUNT....................................      457,113.9196         16.873371      $ 7,713,053
SOCIAL AWARENESS SUBACCOUNT.................................       55,122.1801          9.603437      $   529,362
EMERGING MARKET SUBACCOUNT..................................       37,782.4744          6.108135      $   230,780



(4) RISK AND ADMINISTRATIVE EXPENSE



   Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.



(5) CONTRACT CHARGES



   Each premium payment is subject to a premium expense charge. The premium expense charge has two components: (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%. (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.



   Total premium expense charges in the Account amounted to approximately $900,000 during 1998.



   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.



   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.



   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.



   ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.



(6) FEDERAL INCOME TAXES



   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

                                                                      APPENDIX A



                    ILLUSTRATIONS OF CASH SURRENDER VALUES,


                    DEATH BENEFITS AND ACCUMULATED PREMIUMS



The following tables have been prepared to help show how values under the contract change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Fund portfolios was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown in the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.



The amounts shown for the death benefit and cash surrender value as of each contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Fund, which is currently equivalent to an average annual rate of 0.70% of the value of the average daily net assets of the 16 Funds to which contract values may be allocated. The daily charge to the variable account for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses which are borne by the Fund are currently equivalent to an annual rate of 0.14% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all 16 portfolios of approximately -1.59%, 4.41%, and 10.41%.



Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current charges under the contract ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum charges allowable under the contracts.



The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount have been made under the contract. Additionally, the tables assume that there are no optional insurance benefits included under the contract and the current tables assume that the Company's current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made at present against the variable account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.



Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, the Company will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.


                                  VARI-VEST II



AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT      RISK CLASS      PAGE
---   ------------------    ---------------    -------------      ----------      ----
25          Plan A           690    (Minimum)    $ 150,000        Nonsmoker        63
25          Plan A         1,043                   150,000        Nonsmoker        64
25          Plan B           690    (Minimum)      150,000        Nonsmoker        65
25          Plan B         2,274                   150,000        Nonsmoker        66
40          Plan A         2,190    (Minimum)      250,000     Select Nonsmoker    67
40          Plan A         3,376                   250,000     Select Nonsmoker    68
40...       Plan B         2,190    (Minimum)      250,000     Select Nonsmoker    69
40          Plan B         7,541                   250,000     Select Nonsmoker    70



HYPOTHETICAL HISTORICAL ILLUSTRATIONS



The Company may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Fund's portfolios from the inception of the portfolio or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. Individualized illustrations will also be provided upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000


CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)


INITIAL PREMIUM: $690.00                       STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              690           725              0         150,000              0         150,000             0          150,000
2              690         1,485            192         150,000            107         150,000            26          150,000
3              690         2,284            280         150,000            109         150,000             0          150,000
4              690         3,123            834         150,000            544         150,000           289          150,000
5              690         4,003          1,559         150,000          1,111         150,000           732          150,000
6              690         4,928          2,349         150,000          1,699         150,000         1,171          150,000
7              690         5,899          3,333         150,000          2,431         150,000         1,727          150,000
8              690         6,918          4,391         150,000          3,180         150,000         2,275          150,000
9              690         7,989          5,415         150,000          3,834         150,000         2,698          150,000
10             690         9,113          6,527         150,000          4,504         150,000         3,110          150,000
15             690        15,634         13,142         150,000          7,521         150,000         4,400          150,000
20             690        23,956         23,272         150,000         10,572         150,000         4,974          150,000
Age 60         690        65,437        107,079         150,000         17,345         150,000           127          150,000
Age 65         690        87,519        176,804         215,701         15,871         150,000             0          150,000
Age 70         690       115,703        289,270         335,553          8,847         150,000             0          150,000



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              690           725              0         150,000              0         150,000             0          150,000
2              690         1,485            159         150,000             76         150,000             0          150,000
3              690         2,284            233         150,000             67         150,000             0          150,000
4              690         3,123            776         150,000            494         150,000           246          150,000
5              690         4,003          1,377         150,000            940         150,000           571          150,000
6              690         4,928          2,041         150,000          1,407         150,000           892          150,000
7              690         5,899          2,770         150,000          1,890         150,000         1,204          150,000
8              690         6,918          4,022         150,000          2,841         150,000         1,957          150,000
9              690         7,989          4,901         150,000          3,358         150,000         2,249          150,000
10             690         9,113          5,864         150,000          3,889         150,000         2,528          150,000
15             690        15,634         12,839         150,000          7,346         150,000         4,294          150,000
20             690        23,956         22,691         150,000         10,279         150,000         4,809          150,000
Age 60         690        65,437        102,478         150,000         14,690         150,000             0          150,000
Age 65         690        87,519        168,486         205,553          9,645         150,000             0          150,000
Age 70         690       115,703        274,079         317,931              0         150,000             0          150,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000


CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)


INITIAL PREMIUM: $1,043.00                     STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,043        1,095             63         150,000             14         150,000              0         150,000
2             1,043        2,245            858         150,000            710         150,000            568         150,000
3             1,043        3,452          1,210         150,000            908         150,000            630         150,000
4             1,043        4,720          2,257         150,000          1,737         150,000          1,277         150,000
5             1,043        6,051          3,528         150,000          2,717         150,000          2,027         150,000
6             1,043        7,449          4,921         150,000          3,736         150,000          2,768         150,000
7             1,043        8,917          6,628         150,000          4,975         150,000          3,680         150,000
8             1,043       10,458          8,480         150,000          6,254         150,000          4,578         150,000
9             1,043       12,076         10,377         150,000          7,457         150,000          5,348         150,000
10            1,043       13,775         12,448         150,000          8,700         150,000          6,102         150,000
15            1,043       23,632         25,298         150,000         14,741         150,000          8,823         150,000
20            1,043       36,212         45,737         150,000         21,543         150,000         10,695         150,000
Age 60        1,043       98,914        221,427         296,712         47,704         150,000          9,623         150,000
Age 65        1,043      132,294        363,866         443,917         57,853         150,000          4,893         150,000
Age 70        1,043      174,896        593,485         688,442         68,025         150,000              0         150,000



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,043        1,095             44         150,000              0         150,000              0         150,000
2             1,043        2,245            824         150,000            679         150,000            539         150,000
3             1,043        3,452          1,164         150,000            866         150,000            593         150,000
4             1,043        4,720          2,200         150,000          1,688         150,000          1,234         150,000
5             1,043        6,051          3,346         150,000          2,546         150,000          1,867         150,000
6             1,043        7,449          4,613         150,000          3,444         150,000          2,490         150,000
7             1,043        8,917          6,009         150,000          4,379         150,000          3,101         150,000
8             1,043       10,458          7,999         150,000          5,802         150,000          4,147         150,000
9             1,043       12,076          9,694         150,000          6,811         150,000          4,729         150,000
10            1,043       13,775         11,560         150,000          7,859         150,000          5,293         150,000
15            1,043       23,632         25,001         150,000         14,568         150,000          8,718         150,000
20            1,043       36,212         45,176         150,000         21,259         150,000         10,534         150,000
Age 60        1,043       98,914        217,552         291,520         45,414         150,000          7,883         150,000
Age 65        1,043      132,294        356,054         434,385         52,850         150,000            664         150,000
Age 70        1,043      174,896        577,156         669,501         57,180         150,000              0         150,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000


CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: B (MATURITY AGE 95)


INITIAL PREMIUM: $690.00                       STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              690           725              0         150,409              0         150,380             0          150,350
2              690         1,485            190         150,861            105         150,776            24          150,695
3              690         2,284            275         151,360            105         151,190             0          151,034
4              690         3,123            826         151,911            537         151,622           283          151,368
5              690         4,003          1,546         152,519          1,101         152,073           724          151,696
6              690         4,928          2,330         153,190          1,684         152,544         1,160          152,019
7              690         5,899          3,306         153,927          2,411         153,031         1,713          152,333
8              690         6,918          4,354         154,735          3,155         153,535         2,256          152,637
9              690         7,989          5,366         155,620          3,800         154,054         2,675          152,929
10             690         9,113          6,462         156,589          4,461         154,588         3,082          153,209
15             690        15,634         12,920         162,920          7,403         157,403         4,337          154,337
20             690        23,956         22,612         172,612         10,292         160,292         4,853          154,853
Age 60         690        65,437         95,109         245,109         15,099         165,099             0          150,000
Age 65         690        87,519        148,390         298,390         11,926         161,926             0          150,000
Age 70         690       115,703        229,636         379,636          2,581         152,581             0          150,000



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              690           725              0         150,390              0         150,361             0          150,332
2              690         1,485            157         150,827             74         150,745             0          150,665
3              690         2,284            229         151,313             63         151,148             0          150,996
4              690         3,123            768         151,853            487         151,572           240          151,325
5              690         4,003          1,364         152,449            930         152,015           563          151,648
6              690         4,928          2,022         153,107          1,392         152,477           881          151,966
7              690         5,899          2,743         153,828          1,871         152,955         1,190          152,275
8              690         6,918          3,985         154,620          2,815         153,450         1,939          152,574
9              690         7,989          4,852         155,487          3,324         153,959         2,226          152,861
10             690         9,113          5,799         156,434          3,846         154,481         2,500          153,135
15             690        15,634         12,616         162,616          7,227         157,227         4,231          154,231
20             690        23,956         22,025         172,025          9,996         159,996         4,687          154,687
Age 60         690        65,437         89,559         239,559         12,345         162,345             0          150,000
Age 65         690        87,519        135,984         285,984          5,611         155,611             0          150,000
Age 70         690       115,703        202,252         352,252              0         150,000             0          150,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000


CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: B (MATURITY AGE 95)


INITIAL PREMIUM: $2,274.00                     STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             2,274        2,388           1,271         152,044         1,152         151,926          1,034         151,808
2             2,274        4,895           3,404         154,302         3,040         153,937          2,689         153,587
3             2,274        7,527           5,425         156,794         4,667         156,037          3,968         155,337
4             2,274       10,291           8,177         159,546         6,860         158,229          5,691         157,060
5             2,274       13,194          11,327         162,584         9,261         160,518          7,499         158,756
6             2,274       16,241          14,794         165,938        11,763         162,908          9,280         160,424
7             2,274       19,441          18,790         169,637        14,550         165,398         11,214         162,062
8             2,274       22,800          23,165         173,717        17,443         167,994         13,117         163,669
9             2,274       26,328          27,845         178,213        20,329         170,697         14,875         165,243
10            2,274       30,032          32,985         183,169        23,327         173,511         16,601         166,785
15            2,274       51,523          66,598         216,598        39,329         189,329         23,927         173,927
20            2,274       78,952         120,754         270,754        58,353         208,353         29,995         179,995
Age 60        2,274      215,658         577,444         773,775       138,879         288,879         39,132         189,132
Age 65        2,274      288,434         946,905       1,155,224       173,997         323,997         37,162         187,162
Age 70        2,274      381,316       1,542,488       1,789,286       212,206         362,206         30,661         180,661



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.14% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             2,274        2,388           1,252         152,025         1,134        151,908           1,016         151,790
2             2,274        4,895           3,371         154,268         3,008        153,906           2,660         153,557
3             2,274        7,527           5,378         156,747         4,625        155,995           3,931         155,300
4             2,274       10,291           8,119         159,488         6,810        158,179           5,648         157,017
5             2,274       13,194          11,145         162,514         9,090        160,459           7,338         158,707
6             2,274       16,241          14,486         165,855        11,472        162,841           9,002         160,371
7             2,274       19,441          18,170         169,539        13,953        165,322          10,634         162,003
8             2,274       22,800          22,682         173,602        16,990        167,909          12,686         163,605
9             2,274       26,328          27,160         178,079        19,683        170,602          14,256         165,175
10            2,274       30,032          32,095         183,014        22,485        173,404          15,791         166,710
15            2,274       51,523          66,294         216,294        39,153        189,153          23,821         173,821
20            2,274       78,952         120,167         270,167        58,057        208,057          29,829         179,829
Age 60        2,274      215,658         571,477         765,779       136,130        286,130          37,331         187,331
Age 65        2,274      288,434         933,193       1,138,496       167,701        317,701          32,967         182,967
Age 70        2,274      381,316       1,510,622       1,752,322       198,260        348,260          21,412         171,412



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000


CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)


INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300            361         250,000            256         250,000            151         250,000
2              2,190        4,714          2,050         250,000          1,734         250,000          1,432         250,000
3              2,190        7,249          2,716         250,000          2,072         250,000          1,479         250,000
4              2,190        9,911          4,866         250,000          3,761         250,000          2,783         250,000
5              2,190       12,706          7,395         250,000          5,678         250,000          4,221         250,000
6              2,190       15,641         10,127         250,000          7,630         250,000          5,597         250,000
7              2,190       18,723         13,482         250,000         10,016         250,000          7,310         250,000
8              2,190       21,958         17,077         250,000         12,432         250,000          8,953         250,000
9              2,190       25,356         20,757         250,000         14,696         250,000         10,347         250,000
10             2,190       28,923         24,733         250,000         16,992         250,000         11,671         250,000
15             2,190       49,620         48,507         250,000         27,162         250,000         15,445         250,000
20             2,190       76,035         85,081         250,000         36,855         250,000         16,111         250,000
Age 60         2,190       76,035         85,081         250,000         36,855         250,000         16,111         250,000
Age 65         2,190      109,748        144,069         250,000         45,264         250,000         12,802         250,000
Age 70         2,190      152,776        243,362         282,300         50,034         250,000          3,144         250,000



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.37% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300             249         250,000           147        250,000              45         250,000
2              2,190        4,714           1,806         250,000         1,504        250,000           1,216         250,000
3              2,190        7,249           2,315         250,000         1,704        250,000           1,142         250,000
4              2,190        9,911           4,279         250,000         3,236        250,000           2,316         250,000
5              2,190       12,706           6,401         250,000         4,788        250,000           3,423         250,000
6              2,190       15,641           8,688         250,000         6,353        250,000           4,456         250,000
7              2,190       18,723          11,154         250,000         7,925        250,000           5,412         250,000
8              2,190       21,958          14,565         250,000        10,253        250,000           7,037         250,000
9              2,190       25,356          17,439         250,000        11,832        250,000           7,828         250,000
10             2,190       28,923          20,542         250,000        13,404        250,000           8,527         250,000
15             2,190       49,620          42,155         250,000        22,784        250,000          12,314         250,000
20             2,190       76,035          70,737         250,000        27,643        250,000           9,789         250,000
Age 60         2,190       76,035          70,737         250,000        27,643        250,000           9,789         250,000
Age 65         2,190      109,748         113,698         250,000        26,387        250,000              80         250,000
Age 70         2,190      152,776         182,682         250,000        10,945        250,000               0         250,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000


CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)


INITIAL PREMIUM: $3,376.00                     STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,376        3,545          1,286         250,000          1,114         250,000            942         250,000
2              3,376        7,267          4,261         250,000          3,735         250,000          3,231         250,000
3              3,376       11,175          5,739         250,000          4,653         250,000          3,652         250,000
4              3,376       15,279          9,553         250,000          7,672         250,000          6,006         250,000
5              3,376       19,587         13,923         250,000         10,982         250,000          8,480         250,000
6              3,376       24,111         18,694         250,000         14,393         250,000         10,879         250,000
7              3,376       28,862         24,522         250,000         18,522         250,000         13,815         250,000
8              3,376       33,850         30,837         250,000         22,754         250,000         16,672         250,000
9              3,376       39,087         37,509         250,000         26,913         250,000         19,267         250,000
10             3,376       44,586         44,781         250,000         31,187         250,000         21,782         250,000
15             3,376       76,492         90,150         250,000         51,858         250,000         30,549         250,000
20             3,376      117,212        163,439         250,000         75,003         250,000         35,924         250,000
Age 60         3,376      117,212        163,439         250,000         75,003         250,000         35,924         250,000
Age 65         3,376      169,183        285,098         347,819        101,599         250,000         37,498         250,000
Age 70         3,376      235,512        482,165         559,312        132,257         250,000         33,338         250,000



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,376        3,545           1,174         250,000         1,005        250,000             837         250,000
2              3,376        7,267           4,019         250,000         3,507        250,000           3,016         250,000
3              3,376       11,175           5,342         250,000         4,289        250,000           3,318         250,000
4              3,376       15,279           8,973         250,000         7,154        250,000           5,543         250,000
5              3,376       19,587          12,942         250,000        10,103        250,000           7,690         250,000
6              3,376       24,111          17,277         250,000        13,132        250,000           9,751         250,000
7              3,376       28,862          22,014         250,000        16,243        250,000          11,724         250,000
8              3,376       33,850          27,947         250,000        20,184        250,000          14,355         250,000
9              3,376       39,087          33,622         250,000        23,459        250,000          16,143         250,000
10             3,376       44,586          39,836         250,000        26,814        250,000          17,832         250,000
15             3,376       76,492          84,248         250,000        47,729        250,000          27,556         250,000
20             3,376      117,212         150,970         250,000        66,637        250,000          29,994         250,000
Age 60         3,376      117,212         150,970         250,000        66,637        250,000          29,994         250,000
Age 65         3,376      169,183         262,262         319,960        85,362        250,000          25,802         250,000
Age 70         3,376      235,512         441,240         511,838       101,208        250,000           9,636         250,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000


CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)


INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300            358         251,677            252         251,572            147         251,467
2              2,190        4,714          2,038         253,489          1,724         253,174          1,422         252,873
3              2,190        7,249          2,691         255,456          2,050         254,815          1,460         254,225
4              2,190        9,911          4,820         257,585          3,722         256,486          2,751         255,516
5              2,190       12,706          7,319         259,896          5,617         258,194          4,172         256,749
6              2,190       15,641         10,009         262,398          7,538         259,928          5,526         257,916
7              2,190       18,723         13,307         265,106          9,886         261,685          7,213         259,013
8              2,190       21,958         16,826         268,035         12,252         263,461          8,826         260,035
9              2,190       25,356         20,407         271,213         14,456         265,262         10,183         260,989
10             2,190       28,923         24,257         274,660         16,678         267,081         11,466         261,869
15             2,190       49,620         46,682         296,682         26,195         276,195         14,932         264,932
20             2,190       76,035         79,277         329,277         34,424         284,424         15,086         265,086
Age 60         2,190       76,035         79,277         329,277         34,424         284,424         15,086         265,086
Age 65         2,190      109,748        127,284         377,284         39,867         289,867         11,083         261,083
Age 70         2,190      152,776        197,408         447,408         39,090         289,090            854         250,854



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300             244         251,564           143        251,462              41         251,361
2              2,190        4,714           1,792         253,243         1,492        252,943           1,204         252,655
3              2,190        7,249           2,285         255,050         1,678        254,443           1,120         253,884
4              2,190        9,911           4,225         256,990         3,190        255,955           2,278         255,042
5              2,190       12,706           6,312         259,076         4,716        257,481           3,365         256,130
6              2,190       15,641           8,550         261,315         6,246        259,010           4,374         257,139
7              2,190       18,723          10,950         263,715         7,774        260,538           5,300         258,065
8              2,190       21,958          14,273         266,288        10,045        262,060           6,890         258,905
9              2,190       25,356          17,034         269,048        11,555        263,569           7,640         259,655
10             2,190       28,923          19,989         272,004        13,041        265,056           8,291         260,306
15             2,190       49,620          40,018         290,018        21,666        271,666          11,730         261,730
20             2,190       76,035          63,805         313,805        24,844        274,844           8,676         258,676
Age 60         2,190       76,035          63,805         313,805        24,844        274,844           8,676         258,676
Age 65         2,190      109,748          93,247         343,247        20,420        270,420               0         250,000
Age 70         2,190      152,776         124,979         374,979           479        250,479               0         250,000



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000


CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)


INITIAL PREMIUM: $7,541.00                     STATED AMOUNT INCLUDES CASH VALUE



                         SUMMARY OF VALUES AND BENEFITS



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              7,541        7,918          5,371         257,201          4,966         256,796          4,561         256,390
2              7,541       16,232         12,872         265,112         11,613         263,853         10,402         262,642
3              7,541       24,962         19,986         273,813         17,360         271,188         14,935         268,762
4              7,541       34,128         29,550         283,377         24,978         278,806         20,919         274,746
5              7,541       43,752         40,258         293,898         33,081         286,721         26,958         280,597
6              7,541       53,858         52,012         305,465         41,485         294,938         32,857         286,309
7              7,541       64,469         65,530         318,180         50,814         303,463         39,229         291,878
8              7,541       75,610         80,312         332,159         60,459         312,306         45,455         297,302
9              7,541       87,309         96,307         347,537         70,254         321,485         51,357         302,588
10             7,541       99,592        113,839         364,455         80,393         331,009         57,115         307,730
15             7,541      170,860        228,030         478,030        134,053         384,053         81,114         331,114
20             7,541      261,818        410,867         660,867        196,804         446,804        100,029         350,029
Age 60         7,541      261,818        410,867         660,867        196,804         446,804        100,029         350,029
Age 65         7,541      377,906        705,457         955,457        269,924         519,924        113,352         363,352
Age 70         7,541      526,066      1,180,355       1,430,355        353,171         603,171        119,129         369,129



              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN


       12.00%(10.41% NET)       6.00%(4.41% NET)       0.00%(-1.59% NET)


                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES



                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              7,541        7,918           5,258         257,088         4,856        256,686           4,455         256,284
2              7,541       16,232          12,626         264,866        11,381        263,621          10,184         262,424
3              7,541       24,962          19,580         273,408        16,988        270,816          14,595         268,422
4              7,541       34,128          28,955         282,783        24,447        278,274          20,445         274,273
5              7,541       43,752          39,251         293,079        32,181        286,009          26,151         279,979
6              7,541       53,858          50,554         304,381        40,193        294,020          31,705         285,532
7              7,541       64,469          62,962         316,789        48,489        302,317          37,104         290,931
8              7,541       75,610          77,336         330,413        57,828        310,905          43,095         296,172
9              7,541       87,309          92,296         345,374        66,716        319,794          48,177         301,254
10             7,541       99,592         108,723         361,800        75,907        328,985          53,091         306,168
15             7,541      170,860         221,373         471,373       129,529        379,529          77,915         327,915
20             7,541      261,818         395,427         645,427       187,239        437,239          93,626         343,626
Age 60         7,541      261,818         395,427         645,427       187,239        437,239          93,626         343,626
Age 65         7,541      377,906         671,536         921,536       250,519        500,519         100,855         350,855
Age 70         7,541      526,066       1,108,322       1,358,322       314,678        564,678          94,999         344,999



The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                        CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet


The prospectus consisting of 77 pages

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940 were previously furnished in Post-effective Amendment No. 14 of the Registrant's Form S-6.


The signatures

Written consents of the following persons:


        KPMG LLP


        Jones & Blouch L.L.P.

        Ronald L. Benedict, Esq.

        David W. Cook, FSA, MAAA

Exhibits:

        All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

        (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

        (3)(a) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant's Form S-6 on April 27, 1998 (File No. 333-16133).

(3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991.

(3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986.

(5) Flexible Premium Variable Life Insurance Policy, form 86-VL-2, was filed as Exhibit 1.(5) of the Registrant's Form S-6 on October 15, 1986.

(6)(a) Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985.

(6)(b) Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985.

(8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985.

(10) Form of Application was filed as Exhibit 1.(10) of the Registrant's Form S-6 on June 7, 1985.

(11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 26th day of April, 1999.


                        OHIO NATIONAL VARIABLE ACCOUNT R
                                (Registrant)

                        By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                (Depositor)


                        By /s/ John J. Palmer
                           ------------------------------------------------
                               John J. Palmer
                               Senior Vice President, Strategic Initiatives


Attest:


/s/ Ronald L. Benedict
---------------------------------------
    Ronald L. Benedict
    Corporate Vice President, Counsel &
    Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 26th day of April, 1999.


                                       OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                                        (DEPOSITOR)


                                       By /s/ John J. Palmer
                                         -------------------------------
                                              John J. Palmer
                                              Senior Vice President,
                                              Strategic Initiatives

Attest:

/s/ Ronald L. Benedict
-------------------------
Ronald L. Benedict
Corporate Vice President,
Counsel & Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been duly signed below by the following persons in the capacities with the depositor and on the dates indicated.


Signature                       Title                         Date
---------                       -----                         ----
                                Chairman, President
                                and Chief Executive
/s/ David B. O'Maley            Officer and Director          April 26, 1999
--------------------------
David B. O'Maley
                                Senior Vice President
                                and Chief Investment
/s/ Joseph P. Brom              Officer and Director          April 26, 1999
--------------------------
Joseph P. Brom

                                Senior Vice President
                                and Chief Financial Officer
/s/ Ronald J. Dolan             and Director                  April 26, 1999
--------------------------
Ronald J. Dolan

                                Senior Vice President,
                                Strategic Initiatives
/s/ John J. Palmer              and Director                  April 26, 1999
--------------------------
John J. Palmer


                                Senior Vice President and
                                General Counsel and
/s/ Stuart G. Summers           Director                      April 26, 1999
--------------------------
Stuart G. Summers

                                Vice President
                                & Treasurer

/s/ Roylene M. Broadwell                                      April 26, 1999
--------------------------
Roylene M. Broadwell

                         INDEX OF CONSENTS AND EXHIBITS

                                                          PAGE NUMBER
EXHIBIT                                                  IN SEQUENTIAL
NUMBER          DESCRIPTION                             NUMBERING SYSTEM
-------         -----------                             ----------------
                Consent of KPMG LLP

                Consent of Jones & Blouch L.L.P.

                Consent of Ronald L. Benedict, Esq.

                Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors of
     Ohio National Life Assurance Corporation and
Contract Owners of
     Ohio National Variable Account R:


We consent to use of our reports dated February 5, 1999 for the Ohio National Variable Account R and January 29, 1999 for Ohio National Life Assurance Corporation as included herein and to the reference to our firm under the heading "Experts" herein.







Cincinnati, Ohio
April 26, 1999

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                                 April 26, 1999



VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 2-98265
              ----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 17 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.



                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                               April 26, 1999


The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 17 to File No. 2-98265
     Post-Effective Amendment No. 11 to File No. 33-53350
     Post-Effective Amendment No. 3 to File No. 333-16133


Gentlemen:


The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.


As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that the above captioned post-effective amendments to the registrant's Forms S-6 meet all the requirements for effectiveness pursuant to paragraph (b) of that Rule. Having reviewed these amendments, the undersigned legal counsel to the registrant hereby confirms that the amendments do not contain any material that would render any of them ineligible to become effective pursuant to paragraph (b).




                                                Sincerely,

                                                /s/ Ronald L. Benedict
                                                ------------------------------
                                                Ronald L. Benedict
                                                Corporate Vice President,
                                                Counsel and Secretary


RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                               April 26, 1999



Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 17 to File No. 2-98265
     Post-Effective Amendment No. 11 to File No. 33-53350
     Post-Effective Amendment No. 3 to File No. 333-16133


Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.

                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary

DWC/nh

VARS6II